             As filed with the Securities and Exchange Commission on
                                 August 24, 2001
                            Registration No. _______
               (Investment Company Act Registration No. 811-7270)

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              - - - - - - - - - - -
                                    FORM N-2
                                      ----
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. / /
                        Post-Effective Amendment No. / /

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                 Amendment No. 6
                                      -----
                        (Check appropriate box or boxes)
                        - - - - - - - - - - - - - - - - -

                           PUTNAM MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)
               One Post Office Square, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

                                  617-292-1000
                        (Area Code and Telephone Number)
                         - - - - - - - - - - - - - - - -
                         JOHN R. VERANI, Vice President
                           PUTNAM MUNICIPAL BOND FUND

                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and address of Agent for Service)
                         - - - - - - - - - - - - - - - -
                                   Copies to:

    JOHN W. GERSTMAYR, Esquire                MICHAEL K. HOFFMAN, Esquire
           ROPES & GRAY                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
     One International Place                       Four Times Square
   Boston, Massachusetts 02110               New York, New York 10036-6522

                          - - - - - - - - - - - - - - -

It is proposed that the offering will commence as soon as possible after the effective date of this Registration Statement.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------- ----------------------- ------------------------------- -------------------------- --------------------------
 TITLE OF SECURITIES  AMOUNT BEING REGISTERED PROPOSED MAXIMUM OFFERING PRICE PROPOSED MAXIMUM AGGREGATE  AMOUNT OF REGISTRATION
   BEING REGISTERED                                     PER UNIT                 OFFERING PRICE(1)                FEE

--------------------- ----------------------- ------------------------------- -------------------------- --------------------------
Preferred Shares of           5,320                      $25,000                    $133,000,000                 $33,250
Beneficial Interest
--------------------- ----------------------- ------------------------------- -------------------------- --------------------------

         (1) Estimated solely for the purpose of calculating the registration fee.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET

                               Part A - Prospectus

Item 1    Outside Front Cover                                             Cover Page

Item 2    Inside Front and Outside Back Cover Page                        Cover Page

Item 3    Fee Table and Synopsis                                          Prospectus Summary

Item 4    Financial Highlights                                            Financial Highlights and Senior Securities

Item 5    Plan of Distribution                                            Cover Page; Prospectus Summary; Underwriting

Item 6    Selling Shareholders                                            Not Applicable

Item 7    Use of Proceeds                                                 Use of Proceeds

Item 8    General Description of the Registrant                           Prospectus Summary; The Fund; The Fund's Main Investment
                                                                          Strategies and Related Risks; Risks Associated with AMPS;
                                                                          Description of Existing Preferred Shares; Determination of
                                                                          New Asset Value; Description of Capital Stock; Declaration
                                                                          of Trust and Bylaws

Item 9    Management                                                      Management of the Fund; Custodian; Transfer Agent,
                                                                          Dividend Disbursing Agent and Registrar

Item 10   Capital Stock, Long-Term Debt, and Other Securities             Description of AMPS; Description of Existing Preferred
                                                                          Shares; Determination of Net Asset Value; Description of
                                                                          Capital Stock; Declaration of Trust and Bylaws

Item 11   Defaults and Arrears on Senior Securities                       Not Applicable

Item 12   Legal Proceedings                                               Legal Opinions

Item 13   Table of Contents of the Statement of Additional Information    Table of Contents for the Statement of Additional
                                                                          Information

          Part B - Statement of Additional Information

Item 14   Cover Page                                                      Cover Page

Item 15   Table of Contents                                               Cover Page

Item 16   General Information and History                                 Cover Page

Item 17   Investment Objective and Policies                               Investment Objectives and Policies; Investment
                                                                          Restrictions; Portfolio Transactions and Brokerage

Item 18   Management                                                      Charges and Expenses; Management of the Fund

Item 19   Control Persons and Principal Holders of Securities             Management of the Fund

Item 20   Investment Advisory and Other Services                          Charges and Expenses; Management of the Fund


Item 21   Brokerage Allocation and Other Practices                        Charges and Expenses; Portfolio Transactions and Brokerage

Item 22   Tax Status                                                      Tax Matters

Item 23   Financial Statements                                            Report of Independent Accountants; Financial Highlights


                           Part C - Other Information

     Items 24-33 have been answered in Part C of this Registration Statement

SUBJECT TO COMPLETION
ISSUED AUGUST 24, 2001

                                   PROSPECTUS

                                  $133,000,000

                           PUTNAM MUNICIPAL BOND FUND

             AUCTION RATE MUNICIPAL PREFERRED SHARES ("AMPS(SM)")

                          2,920 SHARES - AMPS, SERIES A

                          2,400 SHARES - AMPS, SERIES B

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

            Putnam Municipal Bond Fund (formerly known as Putnam Investment Grade Municipal Trust II) (the "Fund") is a diversified, closed-end management investment company. The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as the Fund's investment advisor, Putnam Investment Management, LLC ("Putnam Management"), believes is consistent with preservation of capital. The Fund intends to pursue its objective by investing in a portfolio of investment grade tax-exempt securities which Putnam Management believes does not involve undue risk to income or principal.

            The Fund is offering 2,920 newly issued shares of Series A Auction Rate Municipal Preferred Shares ("AMPS, Series A" or "Series A") and 2,400 shares newly issued shares of Series B Auction Rate Municipal Preferred Shares ("AMPS, Series B" or "Series B"). We refer to these shares collectively as the "AMPS" throughout this prospectus ("Prospectus") and the related Statement of Additional Information ("SAI").

            The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker- dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. This Prospectus contains important information about the Fund. You should read the Prospectus before deciding whether to invest and retain it for future reference. The SAI, dated ______, 2001, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 32 of this Prospectus. You may request a free copy of the SAI by calling (800) 225-1581. You may also obtain the SAI and other information regarding the Fund on the SEC's web site (http://www.sec.gov).

            Investing in AMPS involves certain risks. See "The Fund's Main Investment Strategies and Related Risks" and "Risks Associated with AMPS" on pages 10 and 12. The minimum purchase amount of the AMPS is $_______.

            Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                  PER SHARE                PER SHARE
                                                  (Series A)               (Series B)                TOTAL
                                                  ---------                ---------                 -----
Public Offering Price                              $25,000                  $25,000               $133,000,000
Sales Load                                            $0                      $250                  $600,000
Proceeds to Fund (before expenses)(l)              $25,000                  $24,750               $132,400,000

(1)      Offering expenses payable by the Fund are estimated to be $236,000.

              The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about ______, 2001.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

_______________, 2001

[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

(SM) Registered servicemark of Merrill Lynch & Co.

            The dividend rates for the initial dividend period for the AMPS, Series A and the AMPS, Series B will be __% and __% respectively. The initial dividend rate period is from the date of issuance through ______, 2001 for Series A and from the date of issuance through ______, 2001 for Series B. The initial dividend will be paid on ______, 2001 for Series A and on ______ 2001 for Series B. After the initial rate period, the dividend rate for the AMPS for each subsequent rate period generally will be determined pursuant to auctions held every 28 days for Series A and every 7 days for Series B. Prospective purchasers should carefully review the auction procedures described in this Prospectus, including the appendices, and should note:

            - a buy order (called a "bid") or sell order is a commitment to buy or sell shares of a series of AMPS based on the results of an auction;

            -           auctions will be conducted by telephone; and

            - purchases and sales will be settled on the next business day after the auction.

            Dividends on AMPS, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax ("AMT"). The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year. The Fund will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days or more, give notice of the amount of any income subject to regular Federal income tax to be included in a dividend on a share of AMPS in advance of the related auction. If the Fund does not give such advance notice, it generally will be required to pay additional amounts to holders of AMPS in order to adjust for their receipt of income subject to regular Federal income tax.

            The AMPS are redeemable, in whole or in part, at the option of the Fund on any date dividends are paid on the AMPS (except during certain non-call periods), and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $25,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances.

            The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution. The AMPS are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY                                                            1
FINANCIAL HIGHLIGHTS AND SENIOR SECURITIES                                    5
THE FUND                                                                      8
USE OF PROCEEDS                                                               9
CAPITALIZATION                                                                9
THE FUND'S MAIN INVESTMENT STRATEGIES AND RELATED RISK                       10
RISKS ASSOCIATED WITH AMPS                                                   12
MANAGEMENT OF THE FUND                                                       13
DESCRIPTION OF AMPS                                                          14
DESCRIPTION OF EXISTING PREFERRED SHARES                                     20
THE AUCTION                                                                  21
TAXES                                                                        24
DETERMINATION OF NET ASSET VALUE                                             26
REPURCHASE OF COMMON SHARES                                                  27
DESCRIPTION OF CAPITAL STOCK                                                 27
DECLARATION OF TRUST AND BYLAWS                                              29
CUSTODIAN                                                                    29
UNDERWRITING                                                                 29
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR                      30
LEGAL OPINIONS                                                               30
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                             30
REPORTS TO SHAREHOLDERS                                                      30
AVAILABLE INFORMATION                                                        30
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION                32
APPENDIX A                                                                  A-1

                               PROSPECTUS SUMMARY

            The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this Prospectus and the Fund's SAI.

The Fund Putnam Municipal Bond Fund is a diversified, closed-end management investment company. As of July 31, 2001, the Fund had 17,242,049 shares of common shares outstanding and 1,460 preferred shares outstanding in three series: 630 remarketed preferred shares designated Series A ("RP, Series A"), 630 remarketed preferred shares designated Series B ("RP, Series B"), and 200 Municipal Income Preferred Shares (together, the "Existing Preferred Shares"). In conjunction with the offering of the AMPS, Series A, and out of the proceeds of the offering of the AMPS, Series A, the Existing Preferred Shares will be redeemed in their entirety. In addition, an additional $60,000,000 in preferred shares (the "Additional Preferred Shares") will be offered as AMPS, Series B. The Fund's common shares are traded on the New York Stock Exchange ("NYSE") under the symbol "PMG."

The Offering                        The Fund is offering 2,920 Shares of AMPS,
                                    Series A and 2,400 shares of AMPS, Series B.
                                    The purchase price for each share of the AMPS is $25,000 plus accumulated dividends, if any, from the date the share is first issued. The AMPS are being offered by a group of underwriters listed under
                                    "Underwriting."

Investment Objective and Policies   The Fund's investment objective is to seek
                                    as high a level of current income exempt from Federal income tax as the Fund's investment manager believes is consistent with preservation of capital.

                                    The Fund intends to pursue its objective by investing in a portfolio of "investment grade" tax-exempt securities which Putnam Management believes does not involve undue risk to income or principal. Investment grade tax-exempt securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency. The Fund may also invest up to 20% of its total assets in securities rated at least B by a nationally recognized securities rating agency and unrated investments that Putnam Management believes are of comparable quality. The Fund normally pursues its goal by investing at least 80% of its net assets in tax-exempt securities.

                                    The Fund may invest up to 40% of its total assets in tax-exempt securities the interest on which is subject to the AMT, and as a result, a portion of the Fund's distributions may be taxable to certain shareholders. All or a portion of the Fund's distributions may be subject to state and local taxation.

                                    In order to preserve capital, the Fund may engage in interest rate and other hedging transactions by purchasing and selling financial futures contracts and related options on municipal bonds indices and on U.S. government securities. The Fund may also enter into forward commitments and repurchase agreements. These investment practices entail risks and may give rise to taxable income.

                                    The Fund may implement various temporary
                                    "defensive" strategies at times when Putnam
                                    Management determines that conditions in the markets for municipal bonds make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include an increase in the portion of the Fund's assets invested in high-quality municipal bonds and investments in taxable obligations.

                                    The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objective.

Investment Advisor                  Putnam Management is one of America's oldest
                                    and largest money management firms. Putnam
                                    Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the
                                    Fund's portfolio. Putnam Management has been managing mutual funds since 1937. As of December 31, 2000, Putnam Management serves as the investment manager for the funds in the Putnam Family, with over $275 billion in assets in nearly 13 million shareholder accounts. An affiliate, The Putnam Advisory
                                    Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam
                                    Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December
                                    31, 2000, Putnam Management and its
                                    affiliates managed $370 billion in assets.

                                    Putnam Management and Putnam Fiduciary Trust
                                    Company are subsidiaries of Putnam
                                    Investments, LLC. Putnam Investments, LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses.

Risk Factors                        Before investing in AMPS, you should
                                    consider carefully the following risks of such an investment:

                                                -           if an auction fails
                                                            you may not be able
                                                            to sell some or all
                                                            of your shares;

                                                -           because of the
                                                            nature of the market
                                                            for AMPS, you may
                                                            receive less than
                                                            the price you paid
                                                            for your shares if
                                                            you sell them
                                                            outside of the
                                                            auction, especially
                                                            when market interest
                                                            rates are rising;

                                                -           a rating agency
                                                            could downgrade the
                                                            rating assigned to
                                                            the AMPS, which
                                                            could affect
                                                            liquidity;

                                                -           the Fund may be
                                                            forced to redeem
                                                            your shares to meet
                                                            regulatory or rating
                                                            agency requirements
                                                            and may voluntarily
                                                            redeem your shares;

                                                -           the Fund may not
                                                            earn sufficient
                                                            income from its
                                                            investments to pay
                                                            dividends on the
                                                            AMPS;

                                                -           if interest rates
                                                            rise, the value of
                                                            the Fund's
                                                            investment portfolio
                                                            will decline,
                                                            reducing the asset
                                                            coverage for the
                                                            AMPS; and

                                                -           if an issuer of a
                                                            municipal bond in
                                                            which the Fund
                                                            invests experiences
                                                            financial difficulty
                                                            or defaults,
                                                            there may be a
                                                            negative impact on
                                                            the income and asset
                                                            value of the Fund's
                                                            portfolio, which
                                                            will make it more
                                                            difficult for the
                                                            Fund to pay
                                                            dividends on the
                                                            AMPS and will reduce
                                                            asset coverage for
                                                            the AMPS.

Secondary Market Trading            The AMPS will not be listed on a stock
                                    exchange. Instead, you may buy or sell AMPS at a periodic auction by submitting orders to a broker-dealer that has entered into a separate agreement with the auction agent and the Fund (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a separate secondary trading market in AMPS, but may discontinue this activity at any time. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund may agree. There can be no assurance that a secondary trading market for the AMPS will develop, or if it does develop, that it will provide holders with liquidity of investment.

Dividends and Dividend Periods      The table below shows the dividend rate for
                                    the initial rate period on each series of AMPS offered in this Prospectus. For subsequent rate periods, AMPS will pay dividends based on a rate set at auctions.
                                    In most instances, dividends are paid on the date following the end of the rate period.
                                    The rate set at auction will not exceed the Maximum Rate. See "Description of
                                    AMPS--Dividends and Dividend Periods."

                                    The table below also shows the date from which dividends on the AMPS will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                                    Finally, the table below shows the number of days of the initial rate period for the AMPS. Subsequent rate periods generally will be 28 days for Series A and 7 days for Series B. The Trustees of the Fund may, from time to time, declare a shorter or longer dividend period than indicated in the table below upon giving notice to the holders of the AMPS.

                                                             Series A   Series B

                                    Initial Dividend
                                    Rate

                                    Date of Accumulation
                                    At Initial Rate*

                                    Dividend Payment Date
                                    for Initial Rate Period*

                                    Subsequent Dividend
                                    Payment Day

                                    Number of Days of
                                    Initial Rate Period

                                    *  All dates are 2001.

                                    Dividends on the AMPS offered hereby are cumulative from the date they are first issued and are payable when, as and if declared by the Trustees of the Fund, out of funds legally available therefore.

Taxes Because in normal circumstances the Fund will invest at least 80% all of its assets in municipal obligations that pay interest that is exempt from regular Federal income tax, the income you receive will ordinarily be exempt from Federal income tax. Your income may be subject to state and local taxes. All or a portion of the income from these bonds may be subject to the AMT, so AMPS may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in AMPS. Taxable income or gain earned by the Fund will be allocated proportionately to holders of the Fund's preferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified AMPS dividends may be subject to income tax on income or gains attributed to the Fund. The Fund will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days or more, give notice before any applicable auction of the amount of any taxable income and gain to be distributed for the period relating to that auction. If the Fund does not provide such notice, the Fund generally will make holders of AMPS whole for taxes owing on dividends paid to shareholders that include taxable income or gain.

Alternative Minimum Tax             All or a portion of the Fund's dividends may
                                    be subject to the AMT.

Liquidation Preference              The liquidation preference of each share of
                                    each Series of AMPS will be $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The redemption price is the liquidation preference plus the premium, if any, resulting from the designation of a premium call period in connection with a special dividend period.

Ratings It is a condition to their issuance that each series of the AMPS be issued with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "Aaa" from Fitch Investors Service, Inc. ("Fitch").

Redemption                          Holders of AMPS will not have the right to
                                    cause the Fund to redeem their shares. The
                                    Fund may, however, be required by applicable law or by rating agency guidelines to redeem
                                    AMPS if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem AMPS at any time after the initial dividend period.

Voting Rights                       The Investment Company Act of 1940 (the
                                    "1940 Act") requires that the holders of AMPS and any other outstanding preferred shares, voting together as a single class separate from the holders of common shares, have the right to elect at least two
                                    Trustees of the Fund at all times and to elect a majority of the Trustees if two years' dividends on the AMPS are unpaid until all arrearages are paid. The holders of AMPS and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Fund's Declaration of Trust or the 1940 Act.

                   FINANCIAL HIGHLIGHTS AND SENIOR SECURITIES

The financial highlights and senior securities tables set forth below are intended to help you understand the Fund's recent financial performance. Certain financial highlights information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information contained in the financial highlights and senior securities tables has been derived from the Fund's financial statements, which, for the last five fiscal years, have been audited by PricewaterhouseCoopers LLP. Its report and the Fund's financial statements are included in the Fund's most recent annual report to shareholders, which is available without charge upon request. Further, its report on the senior securities table is attached as an exhibit to this Registration Statement of the Fund on Form N-2. The financial highlights and senior securities tables have not been adjusted to reflect the acquisition by the Fund of the assets of Putnam Investment Grade Municipal Trust III on July 23, 2001.

FINANCIAL HIGHLIGHTS.

(For a share outstanding throughout the period)


PER-SHARE                                                                    YEAR ENDED APRIL 30
OPERATING PERFORMANCE
                                                               --------------------------------------------
                                                                     2001          2000           1999
-------------------------------------------------------------- -------------- ------------- ---------------
Net asset value, beginning of period (common shares)
                                                                $     12.52      $   13.94   $     14.13
-------------------------------------------------------------- -------------- ------------- ---------------
Investment operations:
Net investment income                                                  1.00            .98          1.00
Net realized and unrealized gain (loss) on investments                  .56          (1.37)         (.07)

-------------------------------------------------------------- -------------- ------------- ---------------
Total from investment operations                                       1.56           (.39)         (.93)
-------------------------------------------------------------- -------------- ------------- ---------------
Less distributions:
From net investment income
To preferred shareholders                                              (.20)          (.18)         (.16)
To common shareholders                                                 (.78)          (.82)         (.96)
From net realized gain on investments
To preferred shareholders                                               ---            ---           ---
To common shareholders                                                  ---            ---           ---
In excess of net investment income
To preferred shareholders                                               ---            ---           ---
To common shareholders                                                  ---           (.03)          ---
-------------------------------------------------------------- -------------- ------------- ---------------
Total distributions:                                                   (.98)         (1.03)        (1.12)
-------------------------------------------------------------- -------------- ------------- ---------------
Preferred share offering costs                                          ---            ---           ---
-------------------------------------------------------------- -------------- ------------- ---------------
Net asset value, end of period (common shares)                  $     13.10    $     12.52   $     13.94
-------------------------------------------------------------- -------------- ------------- ---------------
Market value, end of period  (common shares)                    $     12.100   $     10.563  $     15.250
-------------------------------------------------------------- -------------- ------------- ---------------
Ratios and supplemental data:
Total return at market value (common shares) (%)(d)                   22.37         (25.71)        15.08
Net assets, and of period (total funds) (in thousands)             $238,115        $230,268       $249,264
-------------------------------------------------------------- -------------- ------------- ---------------
Ratio of expenses to average net assets (%)(e)(f)                      1.33           1.29          1.23
Ratio of net investment income to average net assets (%)(e)            6.19           6.27          5.93
Portfolio turnover (%)                                                38.53          17.71         17.07
-------------------------------------------------------------- -------------- ------------- ---------------

                                                                                     YEAR ENDED APRIL 30
PER-SHARE                                                   --------- ---------- -------- ---------- --------- -------------------
OPERATING PERFORMANCE                                                                                             FOR THE PERIOD
                                                                                                                  NOV. 27, 1992+
                                                               1998      1997       1996     1995      1994    TO APRIL 30, 1993
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Net asset value, beginning of period (common shares)
                                                            $  13.70  $   13.79 $  13.94   $   14.30 $   15.00           $14.06(a)
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Investment operations:
Net investment income                                           1.06       1.07     1.09        1.14      1.16              .44 (b)
Net realized and unrealized gain (loss) on investments           .50       (.03)    (.10)       (.16)     (.66)             .95
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Total from investment operations                                1.56       1.04      .99         .98       .50             1.39
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Less distributions:
From net investment income
To preferred shareholders                                       (.17)      (.17)    (.18)       (.15)     (.15)            (.03) (c)
To common shareholders                                          (.96)      (.96)    (.96)       (.96)     (.96)            (.32)
From net realized gain on investments
To preferred shareholders                                      --         --       --            --       (.01)           --
To common shareholders                                         --         --       --            --       (.08)           --
In excess of net investment income
To preferred shareholders                                      --         --       --           (.03)    --               --
To common shareholders                                         --         --       --           (.20)    --               --
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Total distributions:                                           (1.13)     (1.13)   (1.14)      (1.34)    (1.20)            (.35)
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Preferred share offering costs                                 --         --       --          --        --                (.10)
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Net asset value, end of period (common shares)              $  14.13  $   13.70 $  13.79   $  13.94  $  14.30     $      15.00
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Market value, end of period  (common shares)                $  14.125 $  14.250 $ 13.875   $  12.75  $  13.25     $      14.63
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Ratios and supplemental data:
Total return at market value (common shares) (%)(d)              5.63      9.86    16.62        5.39     (2.81)           (0.88)*
Net assets, and of period (total funds) (in thousands)      $ 251,864 $ 246,028 $247,234   $ 249,223 $ 254,025    $     263,388
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------
Ratio of expenses to average net assets (%)(e)(f)                1.26      1.26     1.24        1.28      1.14              .27 (b)*
Ratio of net investment income to average net assets (%)(e)      6.26      6.51     6.41        7.10      6.66             2.89 (b)*
Portfolio turnover (%)                                          25.71     45.48   160.28       85.63     32.27             4.65*
----------------------------------------------------------- --------- --------- --------- ---------- --------- -------------------

+           Commencement of operations.

*           Not annualized.

(a) Represents initial net asset value of $14.10 less offering expenses of approximately $0.04.

(b) Reflects an expense limitation in effect during the period November 27, 1992 to February 19, 1993. As a result of such limitation, expenses for the period ended April 30, 1993 reflect a reduction of $0.02 per share.

(c)         Preferred shares were issued February 18, 1993.

(d)         Total return assumes dividend reinvestment.

(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(f) Includes amounts paid through expense offset arrangements. Periods prior to April 30, 1996 exclude these amounts.

SENIOR SECURITIES.

                                                                                                     FOR THE PERIOD NOV. 27,
                                                                                                      1992 (COMMENCEMENT OF
      YEAR ENDED APRIL 30                                                                                OPERATIONS) TO
                                                                                                            APRIL 30

                                  2001   2000     1999    1998   1997     1996     1995     1994              1993

------------------------------ -------- ------- ------- ------- ------- ------- -------- --------- ---------------------------
Preferred shares outstanding,   $63,000 $63,000 $63,000 $63,000 $63,000 $63,000  $63,000   $63,000           $63,000
end of period (in thousands)

Asset coverage ratio per          377%   365%     395%    399%   390%     392%     396%     403%              418%
preferred share

Liquidation preference per      $50,077 $50,081 $50,055 $50,060 $50,054 $50,046  $50,011   $50,000           $50,030
preferred share

Average market value per        $50,000 $50,000 $50,000 $50,000 $50,000 $50,000  $50,000   $50,000           50,000
preferred share (a)
------------------------------ -------- ------- ------- ------- ------- ------- -------- --------- ---------------------------

(a) Represents the average over the calendar year of the market value determined on each remarketing date for the preferred shares, typically every 28 days.


                                    THE FUND


Putnam Municipal Bond Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a business under the laws of The Commonwealth of Massachusetts on October 2, 1992, and has registered under the 1940 Act. Prior to July 23, 2001, the name of the Fund was Putnam Investment Grade Municipal Trust II.

The Fund commenced investment operations on November 27, 1992, upon the closing of the initial public offering of 11,700,000 of its common shares. On January 8, 1992, the Fund, pursuant to an over-allotment option granted to the underwriters in the initial public offering, sold an additional 1,650,000 million of its common shares. The net proceeds of the offering, including the over-allotment, were approximately $187,719,714 million.

On February 18, 1993, the Fund issued preferred shares in the following amounts and with the following designations: 630 Remarketed Preferred Shares, Series A and 630 Remarketed Preferred Shares, Series B. Each series of preferred shares was issued with a liquidation preference per share of $50,000, plus accumulated and unpaid dividends.

On July 23, 2001 the Fund issued 3,884,957.224 common shares to shareholders of Putnam Investment Grade Municipal Trust III pursuant to an Agreement and Plan of Merger date April 6, 2001 (the "Merger Agreement"). On the same day, the Fund issued 200 Municipal Income Preferred Shares pursuant to the Merger Agreement to shareholders of Putnam Investment Grade Municipal Trust III with a liquidation preference per share of $50,000, plus accumulated and unpaid dividends.

As of July 31, 2001, 17,242,049 common shares of the Fund were outstanding and 1,460 preferred shares were outstanding in three series: 630 Remarketed Preferred Shares, Series A, 630 Remarketed Preferred Shares, Series B and 200 Municipal Income Preferred Shares. The Fund's common shares are traded on the NYSE under the symbol "PMG."

Set forth below is information about the Fund's outstanding securities as of July 31, 2001:

             TITLE OF CLASS                  AMOUNT AUTHORIZED               AMOUNT HELD BY FUND         AMOUNT OUTSTANDING
             --------------                  -----------------               -------------------         ------------------
Common Shares                                    unlimited                            0                      17,242,049
Existing Preferred Shares                          1,460                              0                        1,460

On July 20, 2001, shareholders of the Fund approved the amendment of the Fund's Bylaws to authorize the Fund to issue the Additional Preferred Shares being offered as AMPS, Series B. On September __, 2001, the Trustees of the Fund approved the amendment of the Fund's Bylaws to authorize the Fund to issue the AMPS, Series A, to be effective upon the redemption by the Fund of the Existing Preferred Shares.

                                 USE OF PROCEEDS


The net proceeds of the offerings will be approximately $132,164,000 after payment of offering expenses (estimated to be $236,000) and the underwriting discount.


The net proceeds of the offering of the AMPS, Series A will be used to redeem the Existing Preferred Shares. The net proceeds of the offering of the AMPS, Series B will be invested in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds from the offering of the AMPS, Series B in municipal obligations that meet its objective and policies at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of such proceeds cannot be so invested, pending such investment, they will be invested in short-term, high quality tax-exempt securities. If necessary in order to fully invest the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term, taxable investments, the income on which is subject to regular Federal income tax.



                                 CAPITALIZATION


The following table sets forth the unaudited capitalization of the Fund as of July 31, 2001, and as adjusted to give effect to the issuance of the AMPS pursuant to the offering and the redemption of the Existing Preferred Shares:

                                                                                       ACTUAL                      AS ADJUSTED
------------------------------------------------------------------------------ ------------------- ----------- -------------------
Shareholders' Equity:
------------------------------------------------------------------------------ ------------------- ----------- -------------------

     Preferred Shares, without par value, 630 shares of RP, Series A; 630 shares of RP, Series B and 200 Municipal Income Preferred Shares issued
       and outstanding.                                                        $   73,000,000                  $  133,000,000
------------------------------------------------------------------------------ ------------------- ----------- -------------------

     Common Shares, without par value, unlimited
       shares authorized: 17,242,049 issued and
       outstanding.                                                               241,626,270                     240,790,270
------------------------------------------------------------------------------ ------------------- ----------- -------------------
     Distributions in excess of net investment income                              (1,038,348)                     (1,038,348)
------------------------------------------------------------------------------ ------------------- ----------- -------------------
     Accumulated net realized loss on investments                                 (14,166,904)                    (14,166,904)
------------------------------------------------------------------------------                     -----------
     Net unrealized appreciation of investments                                     7,068,512                       7,068,512
------------------------------------------------------------------------------ ------------------- ----------- -------------------
     Net assets                                                                $  306,489,530                  $  365,653,530
------------------------------------------------------------------------------ =================== ----------- ===================

             THE FUND'S MAIN INVESTMENT STRATEGIES AND RELATED RISKS

Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as Putnam Management believes is consistent with preservation of capital. This investment policy cannot be changed without the approval of the Fund's shareholders. The Fund normally pursues its goal by investing at least 80% of the Fund's net assets in tax-exempt securities. Putnam Management will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

TAX-EXEMPT INVESTMENTS. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service (the "Service") or a state authority could make the income from some of these obligations taxable.

Interest income from private activity bonds may be subject to AMT for individuals. The Fund can include these investments for the purpose of complying with the 80% investment policy described above. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their AMT. For more information, including possible state and other taxes, contact your tax advisor.

GENERAL OBLIGATIONS. These bonds are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

SPECIAL REVENUE OBLIGATIONS. These bonds are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

INTEREST RATE RISK. The values of bonds and other debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease the values of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of income the Fund receives from it, but will affect the value of the Fund's shares. During periods of rising interest rates, the Fund's yield will likely rise as amounts received by the Fund from repayments of principal are reinvested by the Fund in investments paying higher interest rates. Conversely, during times of falling interest rates, the Fund's yield will likely decline, as it reinvests such amounts in investments paying lower interest rates. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem them before their maturity date. If an issuer calls its securities during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the Fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, the debt of issuers with lower credit ratings usually offers higher yield than debt of issuers with higher credit ratings. Higher-rated investments generally offer lower credit risk.

The Fund invests mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency. The Fund may invest up to 20% of its total assets in securities rated at least B by a nationally recognized securities rating agency and unrated investments that Putnam Management believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments are likely to fall. A default or expected default could also make it difficult for us to sell investments at prices approximating the values the Fund had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain investments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Bonds which are rated B by a nationally recognized securities agency (and unrated investments that Putnam Management believes are of comparable quality) generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.

Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely solely on ratings assigned by the rating agencies. However, the amount of information about the financial condition of issuers of tax-exempt securities may not be as extensive as that which is made available by companies whose stock or debt is publicly traded. Successful investing in lower-rated securities depends more on Putnam Management's ability than does buying investment-grade securities.

The Fund may have to participate in legal proceedings or to take possession of and manage assets that secure the issuer's obligations. The Fund's ability to enforce rights in bankruptcy proceedings may be more limited than would be the case for taxable debt. This could increase the Fund's operating expenses and decrease its net asset value. Any income that arises from ownership or operation of assets would be taxable.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

CONCENTRATION OF INVESTMENTS. Although the Fund does not invest more than 25% of its total assets in any one industry, or in special revenue obligations related to any one industry, the Fund may make significant investments in a broad segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of Fund's shares to change more than the value of shares of Funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

At times, the Fund and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

DERIVATIVES. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Fund may use derivatives both for hedging and non-hedging purposes, such as to adjust the Fund's exposure to changes in a particular interest rate. For example, the Fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates. However, the Fund may also choose not to use derivatives, based on Putnam Management's evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. Successful use of derivatives depends on Putnam Management's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The Fund's use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivative positions as well as from an illiquid secondary market. In fact, many over-the-counter instruments (those investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

INVERSE FLOATING OBLIGATIONS. The Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate tax-exempt securities.

ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure. Such provisions may have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices and may have the effect of inhibiting the Fund's conversion to open-end status.

OTHER INVESTMENTS. In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in repurchase agreements and forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.

ALTERNATIVE STRATEGIES. Under normal market conditions, the Fund keeps its portfolio fully invested, with minimal cash holdings. However, at times Putnam Management may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, Putnam Management may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

CHANGES IN POLICIES. The Trustees may change the Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

An investment in the Fund may not be appropriate for all investors, and there is no assurance that the Fund will achieve its investment objective. The Fund is designed primarily as a long-term investment and not as a trading vehicle.

                        RISKS ASSOCIATED WITH AMPS

Risk is inherent in all investing. Investing in any security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

INTEREST RATE RISK. The Fund issues preferred shares which pay dividends based on short-term interest rates. The Fund invests the proceeds from the issuance of preferred shares to buy municipal obligations, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the preferred shares dividend rates may rise so that the amount of dividends paid to holders of preferred shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of preferred shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the preferred shares offering) is available to pay preferred share dividends, however, preferred share dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay preferred share dividends would be impaired. Generally, municipal obligations will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the preferred shares.

AUCTION RISK. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Finally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "The Auction."

SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period of more than 28 days for Series A and more than 7 days for Series B), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the Nasdaq Stock Market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK. While it is a condition to the issuance of the AMPS that Moody's assign a rating of Aaa and Fitch a rating of Aaa to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade a series of AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch downgrades a series of AMPS, the Fund may alter its portfolio or redeem such series in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem AMPS. See "Description of AMPS-Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at lower interest rates. This risk will increase as the Fund approaches its termination date, because the Fund will reinvest such proceeds in municipal obligations with maturities on or about its termination date, and shorter term municipal obligations generally pay lower rates of interest than longer term municipal obligations. A decline in income could affect the Fund's ability to pay dividends on the AMPS.

INFLATION RISK. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of an investment in AMPS or the income from that investment will be worth less in the future. As inflation occurs, the real value of the AMPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.


                             MANAGEMENT OF THE FUND


MANAGEMENT. The Fund's Trustees are responsible for generally overseeing the conduct of Fund business. Putnam Management, which has managed mutual funds since 1937, manages the Fund.

Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business. The Fund pays Putnam Management a management fee at the following rates: 0.70% on the first $500 million of the average net asset value of the Fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any excess over $1.5 billion of such average net asset value. The Fund pays no separate administrative services fee. Management fees for the Fund are reduced if the dividends payable on preferred shares, plus expenses attributable to preferred shares, exceed the Fund's net income and short-term capital gains accruing as a result of the fact that such preferred shares were outstanding. For more information, see the SAI.

PUTNAM INVESTMENTS. Putnam Management, the Fund's investment manager, and its affiliate, Putnam Fiduciary Trust Company, the Fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, LLC. Putnam Investments, LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of Putnam Investments Trust, Putnam Investments, LLC and each of the Putnam companies is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the Fund's portfolio since October, 1996:


                                                           BUSINESS EXPERIENCE (AT LEAST 5 YEARS)

------------------------------------------ -----------------------------------------------------------------------------------
Richard P. Wyke                                1987-Present                                 Putnam Management
     Senior Vice President
------------------------------------------ --------------------------------- -------------------------------------------------


The Fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund also reimburses Putnam Management for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Fiduciary Trust Company, One Post Office Square, Boston, Massachusetts 92109, is the custodian of the Fund's securities. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, as division of Putnam Fiduciary Trust Company, is the investor servicing, transfer and dividend disbursing agent for common shares of the Fund.

                               DESCRIPTION OF AMPS

The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including definitions of terms used but not defined, please refer to the detailed description of the AMPS in the Bylaws attached as Appendix A-1 to the statement of additional information. Certain of the capitalized terms used herein are defined in the Bylaws.

GENERAL

On July 23, the Fund's shareholders approved an amendment to the Fund's Bylaws authorizing the Fund to issue the 2,400 Additional Preferred Shares being offered as AMPS, Series B. Under its Bylaws, the Fund is also authorized to issue 2,920 AMPS, Series A being offered in connection with the redemption of the Existing Preferred Shares. AMPS of each series have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

AMPS are preferred shares of beneficial interest with no par value. AMPS entitle their holders to receive dividends when, as and if declared by the Trustees, out of funds legally available therefor. The rate per annum on which dividends are paid may vary from dividend period to dividend period for each series of AMPS. In general, the applicable rate for a particular dividend period for a series of AMPS will be determined by an auction conducted on the day before the start of the dividend period. Existing holders and potential holders of a series of AMPS may participate in the auctions. Existing holders desiring to continue to hold all of their shares of a series of AMPS regardless of the applicable rate resulting from the auction need not participate. For an explanation of auctions and the method of determining the applicable rate, see "The Auction."

Each series of AMPS will rank the same as any other series of AMPS and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which preferred shares can be voted. AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

AMPS of each Series have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS are fully paid and non-assessable. The AMPS are not convertible into common shares or classes or series of the Fund. Holders of the AMPS have no preemptive rights. The AMPS are not subject to any sinking fund. The AMPS are generally subject to redemption at the option of the Fund on any dividend payment date (provided that no AMPS shall be subject to optional redemption during a Non-Call Period) and, in certain circumstances, are subject to mandatory redemption by the Fund.

After the fixed initial dividend period, the AMPS, Series A will generally have a dividend period of 28 days in length and AMPS, Series B will generally have a dividend period of 7 days in length. A series of AMPS may have a different dividend period if the Fund declares a special dividend period and certain conditions are satisfied.

In connection with the auction procedures described below, Deutsche Bank Group is the auction agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for each series of the AMPS.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL. The following is a general description of dividends and dividend periods for the AMPS. The initial dividend period for the AMPS will be __ days for Series A and __ days for Series B. The dividend rate for this period will be ___% for Series A and __% for Series B. Subsequent dividend periods generally will be 28 days for Series A and 7 days for Series B and the dividend rates for those periods will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See "--Designation of Special Dividend Periods" below.

DIVIDEND PAYMENT DATES. Dividends on AMPS will be payable, when, as and if declared by the Trustees, out of legally available funds in accordance with the Fund's Declaration of Trust and Bylaws and applicable law. The initial dividend will be paid on _____, 2001 for Series A and __ for Series B. Subsequent dividends generally will be paid on each ________ for Series A and on ___, 2001 for Series B. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in the Fund's Bylaws. In the case of a special dividend period of [35] days or fewer, dividends are generally payable on the day following the last day of such dividend period. In the case of a special dividend period of more than [35] but less than [92] days, dividends generally are payable on the day following the last day of each [30]-day period to occur during the dividend period and on the day following the last day of the dividend period. In the case of a special dividend period of [92] days or more, dividends generally are payable as the Fund may specify in the notice of special dividend period issued for such special dividend period.

Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to Agent Members (members of DTC that will act on behalf of existing or potential holders of AMPS). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividend per share of each series of AMPS by multiplying the applicable rate for such Series of shares in effect by a fraction. The numerator of this fraction will normally be 28 for Series A and 7 for Series B (i.e., the number of days in the dividend period) and the denominator will normally be 365. If the Fund has designated a special dividend period of 365 days or more, then the numerator will be the number of days in the dividend period, and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

Dividends on each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except as provided below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below. In the case of a special dividend period for which Bid Requirements are specified, the dividend rate will not be less than the minimum applicable rate specified in the notice declaring the special dividend period. During dividend periods for which no Bid Requirements are specified, there will be no minimum applicable rate. "Bid Requirements" may include, with respect to any special dividend period of longer than 91 days, the requirement that bids be expressed as a spread over a specified reference index or reference security, any minimum applicable rate and the frequency of dividend payments during such special dividend period.

The maximum applicable rate for any regular dividend payment period of a series of AMPS will be the applicable percentage (set forth in the table below) of the higher of (i) the 30-day "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate. In the case of a special dividend period for a series of AMPS, the maximum applicable rate will be the applicable percentage of the Special Dividend Period Reference Rate (which will ordinarily be specified by the Fund in the notice of the special dividend period) for such dividend payment period. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and Fitch. If Moody's or Fitch or both shall not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. If the Fund has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the table below:


                           CREDIT RATINGS                             APPLICABLE                      APPLICABLE
                                                                      PERCENTAGE:                    PERCENTAGE:
    ------------------------------------------------------            NOTIFICATION                 NO NOTIFICATION
             MOODY'S                       FITCH
    -------------------------     ------------------------    ----------------------------     -------------------------
          Aa3 or higher                AA- or higher
             A3 to A1                    A- to A+
           Baa3 to Baa1                BBB- to BBB+
            Ba3 to Ba1                  BB- to BB+
            Below Ba3                    Below BB-

Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

ADDITIONAL DIVIDENDS. Under Federal income tax rules applicable to the Fund, the Fund may, in certain circumstances, allocate net capital gains or other taxable income to a dividend paid on AMPS after the dividend has been paid (a "Retroactive Taxable Allocation"). If the Fund makes a Retroactive Taxable Allocation on the AMPS, the Fund will, in the circumstances below, pay to the holders of AMPS, out of funds legally available therefor, an additional dividend ("Additional Dividend"). The Additional Dividend will be in an amount equal to the amount of Federal income taxes payable by a hypothetical holder of AMPS on the Retroactive Taxable Allocation, provided that the Additional Dividend will be calculated:

     -    without consideration being given to the time value of money;

     - assuming that no holder of AMPS is subject to the AMT with respect to dividends received from the Fund; and

     - assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of AMPS at the maximum marginal regular Federal income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

The Fund will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent. The Fund will pay, out of legally available funds, any Additional Dividend due on all Retroactive Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:

     - immediately after such transaction, the Discounted Value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);

     - full cumulative dividends on each series of AMPS and any other preferred shares outstanding due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;

     - any Additional Dividend in respect of the AMPS and any other preferred shares outstanding required to be paid on or before the date of such declaration has been paid; and

     - the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision for mandatory redemption contained in the Bylaws or otherwise called for redemption.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS unless the Fund has declared and paid full cumulative or the same proportionate share of dividends on each series of AMPS through its most recent dividend payment date. When the Fund has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS. The Fund may, at its sole option, declare a special dividend period on shares of a particular series of AMPS. To declare a special dividend period, the Fund will give notice (a "request for special dividend period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding dividend period for such series of AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice. The Fund may not request a special dividend period unless sufficient clearing bids for such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any Additional Dividends payable on shares of such series prior to such date must be paid in full. A request for special dividend period also will specify any proposed Bid Requirements. Upon receiving a request for special dividend period, the Broker-Dealer(s) will jointly determine whether, given the factors set forth in the Bylaws, it is advisable that the Fund issue a notice of special dividend period for shares of a series of AMPS as contemplated by the request. If advisable, the Broker-Dealer(s) will determine the specific redemption provisions (such as the designation of a Premium Call Period or a Non-Call Period) and will give the Fund and the auction agent notice of its determination. If no Broker-Dealer objects to the notice of special dividend period, the Fund may issue such notice specifying the duration of the special dividend period, the Bid Requirements, if any, and the specific redemption provisions, if any.

REDEMPTION

MANDATORY REDEMPTION. The Fund is required to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Fund's Declaration of Trust, Bylaws and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the AMPS and the other outstanding preferred shares of the Fund. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

OPTIONAL REDEMPTION. The Fund, at its option, may redeem the shares of each series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption, plus the premium, if any, resulting from the designation of a Premium Call Period. No shares of a series AMPS may be redeemed during a Non-Call Period or if the redemption would cause the Fund to violate the 1940 Act. In addition, holders of a series of AMPS may be entitled to receive Additional Dividends if the redemption causes the Fund to make a Retroactive Taxable Allocation. The Fund has the authority to redeem the AMPS for any reason.

LIQUIDATION

If the Fund is liquidated, the holders of any shares of a series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus any applicable Additional Dividends payable before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Fund.

For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

     - the sale of all or substantially all the property or business of the Fund;

     - the merger or consolidation of the Fund into or with any other corporation; or

     - the merger or consolidation of any other corporation into or with the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE.

The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted

Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

The Fund is also required under the 1940 Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS ("1940 Act Preferred Shares Asset Coverage"). The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of July 31, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby, giving effect to the deduction of the related offering costs and underwriting discount estimated at $836,000, and giving effect to the proposed redemption of the Existing Preferred Shares would have been computed as follows:

    Value of Fund assets less liabilities not
         constituting senior securities          =   $365,653,530  =   274.69%
   --------------------------------------------     -------------
   Senior securities representing indebtedness       $133,117,030
                      plus
    liquidation value of the preferred shares

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described under "--Redemption--Mandatory Redemption" above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

A rating agency's guidelines will apply to AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS.

VOTING RIGHTS

Except as otherwise described in this Prospectus and in the SAI or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares of the Fund (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

Holders of outstanding preferred shares of the Fund, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares of the Fund, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities has not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding preferred shares of the Fund is that the number of Trustees constituting the Trustees will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Trustees. The holders of preferred shares of the Fund will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays in full all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares will automatically terminate.

The Fund will not, without the affirmative vote or consent of the holders of at least a majority of the preferred shares (including AMPS) outstanding at the time (voting as a separate class):

                  (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with preferred shares (including the AMPS) with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of preferred shares (including the AMPS) or any other preferred shares, unless, in the case of shares of preferred shares on parity with the preferred shares, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the preferred shares) and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of preferred shares (including the AMPS) is not required;

                  (b) amend, alter or repeal the provisions of the Fund's
            Declaration of Trust or Bylaws whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Fund's Declaration of Trust or Bylaws of holders of preferred shares (including the AMPS) or any other preferred shares; or

                  (c) authorize the Fund's conversion from a closed-end to an open-end investment company.

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Fund's Declaration of Trust or Bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Fund's Declaration of Trust or Bylaws, the affirmative vote of the holders of a majority of the outstanding preferred shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by applicable law, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Fund's Declaration of Trust or Bylaws.

The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or
(ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                    DESCRIPTION OF EXISTING PREFERRED SHARES

GENERAL

The Fund currently has outstanding three series of Existing Preferred Shares:
630 Remarketed Preferred Shares,

Series A; 630 Remarketed Preferred Shares, Series B and 200 Municipal Income Preferred Shares.

Each of the Existing Preferred Shares has a liquidation Preference of $50,000. Each series of the Existing Preferred Shares are Remarketed Preferred Shares. Remarketed Preferred Shares are preferred shares that entitle their holders to receive cash payments that may vary for the successive dividend periods for such series. Each dividend period for each series of the Existing Preferred Shares is generally 28 days in length or such other period as the Trustees of the Fund may determine. The applicable dividend rate for a series for a particular dividend period is generally determined by a remarketing conducted prior to the start of the dividend period. Separate remarketings are held for each series of Existing Preferred Shares. During a remarketing, the Fund's remarketing agent, after canvassing the market and considering prevailing market conditions, issues non-binding indications of the dividend rate for the period. Subject to the remarketing procedures, holders of the Existing Preferred Shares may, upon notice to the remarketing agent, tender their shares in any remarketing or hold onto their shares for the next dividend period.

In conjunction with the offering of AMPS, Series A, and out of the proceeds of the offering of AMPS, Series A, the Existing Preferred Shares will be redeemed in their entirety.

                                   THE AUCTION
GENERAL

The Fund's Bylaws provide that, except as otherwise described in this Prospectus, the applicable rate for shares of each series of AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Fund's Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the Bylaws included in the SAI for a more complete description of the auction process.

AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Group) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series AMPS so long as the applicable rate for shares of such series AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than [60] days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into such an agreement with a successor auction agent.

BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of .25%, in the case of any auction before a dividend period of 28 days or less, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any auction before a dividend period of 35 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of shares of a series AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer:

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               1. Hold order--indicating its desire to hold such series without regard to the applicable rate for the next dividend period.

               2. Bid--indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

               3. Sell order--indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

A beneficial owner for such series may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner of shares of such series that submits a bid with respect to such series to its Broker-Dealer having a rate higher than the maximum applicable rate for such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order to its Broker-Dealer with respect to such shares of such series.

However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

Any bid by an existing holder of shares of a series that specifies a spread with respect to an auction in which a spread is not included in any Bid Requirements or in which there are no Bid Requirements and an order that does not specify a spread with respect to an auction in which a spread is included in any Bid Requirements shall be treated as a sell order.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to the number of shares of such series subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for such series of shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period for shares of such series. The applicable rate for the next dividend period will then be:

     - the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, multiplied by 1 minus the maximum marginal regular Federal individual or corporate income tax rate (whichever is higher) then applicable to ordinary income (or 90% of such rate if the Fund has provided notification to the auction agent prior to the auction establishing the applicable rate that net capital gains or other taxable income will be included in such dividend on such series) on the date of the auction.

The "30-day 'AA' Composite Commercial Paper Rate" is the 30-day rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by Merrill Lynch, Pierce, Fenner & Smith Incorporated or such other commercial paper dealer as may be appointed by the Fund.

"Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Articles Supplementary.

The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series A will normally be held every [ ], and each subsequent dividend period will normally begin on the following [ ]. The auctions for Series B will normally be held every [ ], and each subsequent dividend period will normally begin on the following [ ].

Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on AMPS, the Fund will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days or more, notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Fund will not be required to pay an Additional Dividend with respect to such dividend.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS

The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold on the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

     - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     -    to a Broker-Dealer; or

     -    to such other persons as may be permitted by the Fund;

provided, however, that

     - a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

     - in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the auction agent of such transfer.

                                      TAXES

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the IRS and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its AMPS, Series A and AMPS, Series B, must qualify for the dividends-paid deduction. In certain circumstances, the IRS could take the position that dividends paid on Preferred Shares, including AMPS, Series A and AMPS, Series B, constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

If at any time when Preferred Shares, including AMPS, Series A and AMPS, Series B, are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares, including AMPS, Series A and AMPS, Series B, in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

The Fund expects that substantially all of the Fund's dividends to common shareholders and preferred shareholders will qualify as "exempt-interest dividends," which are not generally subject to federal income tax. Some or all of an exempt-interest dividend, however, may be subject to AMT imposed on a shareholder. Different AMT rules apply to individuals and to corporations. If you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you.

The IRS has taken the position in a published ruling that the Fund is required for each taxable year to allocate net capital gain and other income subject to regular federal income tax, if any, proportionately between and among its common shares and Preferred Shares, including the AMPS, Series A and AMPS, Series B, in accordance with the percentage of total Fund distributions received by each such class of shares with respect to such year. As described above in the section entitled "Description of AMPS--Dividends and Dividend periods--Additional Dividends," if the Fund makes a Retroactive Taxable Allocation, in certain circumstances, it will pay Additional Dividends to the holders of the AMPS. There are other circumstances where, even if it is determined after the payment of a dividend that a portion of that dividend was subject to federal income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend.

The federal income tax consequences of Additional Dividends under existing law are uncertain. For example, it is unclear how Additional Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The Fund intends to treat such Additional Dividends as paid during such prior taxable year for purposes of the rules governing the Fund's treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid.

Existing authorities do not specifically address whether dividends (including possible Additional Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the Service could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the Service could attempt to recharacterize a portion of the dividends paid to the holders of Preferred Shares, including AMPS, Series A and AMPS, Series B, and designated by the fund as exempt interest dividends as consisting instead of capital gains or other taxable income. If the Service were to prevail with respect to any such attempted recharacterization, holders of Preferred Shares, including AMPS, Series A and AMPS, Series B, could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax. In such event, no additional amounts (including Additional Dividends) would be paid by the Fund with respect to dividends so recharacterized to compensate for any additional tax owed by holders of Preferred Shares, including AMPS, Series A and AMPS, Series B.

[If, in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the Preferred Shares during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of Preferred Shares, including AMPS, Series A and AMPS, Series B, will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.]

The Fund will generally designate Additional Dividends as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles, as described in "Description of AMPS--Dividends and Dividend Periods--Additional Dividends." However, a portion or all of a Additional Dividend will be taxable either in the taxable year in which the dividend or dividends to which the Additional Dividend relates was paid or in the taxable year in which the Additional Dividend is paid. The Fund will not be required to pay any additional amount if it is determined that its treatment of Additional Dividends was improper.

The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when such income is distributed. The Fund's investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than exempt interest dividends are taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments will be taxable to its shareholders, even though interest income from such investments generally will be tax-exempt. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of capital gains and of investment income other than exempt interest dividends are taxable whether shareholders receive them in cash or reinvest them in additional shares. See "Description of Capital Stock--Dividend Reinvestment Plan."

Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax. In addition, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

STATE AND LOCAL TAX MATTERS

While exempt-interest dividends are exempt from regular Federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest that a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax advisor about state and local tax matters.

                        DETERMINATION OF NET ASSET VALUE

The Fund calculates the net asset value of a share at least weekly by dividing the total value of its assets, less liabilities and the net assets allocated to the preferred shares, by the number of its shares outstanding. The Fund's shares are valued as of the close of regular trading on the NYSE each day the exchange is open.

Securities for which market quotations are readily available are valued at market values. Short-term investments that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

                           REPURCHASE OF COMMON SHARES

Because the Fund is a closed-end investment company, shareholders of the Fund do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its shares from time to time in open-market or private transactions when it can do so at prices below the current net asset value per share and on terms that represent a favorable investment opportunity. The Fund currently is authorized to make periodic repurchases of shares in open-market transactions at times when discount levels make such purchases an attractive investment, although the Fund has not recently done so nor has any current plan to do so.

Common shares of the Fund trade in the open market at a price which will be a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. If the Fund were to repurchase its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

                          DESCRIPTION OF CAPITAL STOCK

COMMON SHARES

GENERAL. The outstanding common shares of the Fund are fully paid and non-assessable by the Fund. The outstanding common shares of the Fund have no preemptive, conversion, exchange or redemption rights. Each common share of the Fund has one vote, with fractional shares voting proportionately, and is freely transferable. Common shares of the Fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2000 of 93,378 shares.

DIVIDENDS AND DISTRIBUTIONS. The Fund has a policy to make monthly distributions to common shareholders from net investment income. Monthly distributions to common shareholders consist of the net investment income of the Fund remaining after the payment of dividends on the preferred shares.

Net investment income of the Fund consists of all interest and other income (excluding capital gains and losses) accrued on portfolio assets, less all expenses of the Fund allocable thereto. Income and expenses of the Fund are accrued each day. Amounts which economically represent the excess of realized capital gains over realized capital losses, if any, are distributed to common shareholders at least annually to the extent not necessary to pay dividends (including Additional Dividends) on or to meet the liquidation preference of the preferred shares. However, for federal income tax purposes, the common shareholders and the preferred shareholders are treated as receiving their proportionate share of the excess of the Fund's realized capital gains over realized capital losses, based upon the percentage of total dividends paid by the Fund for the year that is received by each class.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time pay out less than the entire amount of available net investment income to common shareholders earned in any particular period. Any such amount retained by the Fund would be available to stabilize future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. For information concerning the tax treatment of distributions to common shareholders, see the discussion under "Taxes" above. The Funds intends, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

DIVIDEND REINVESTMENT PLAN. The Fund has adopted a dividend reinvestment plan (the "Plan") pursuant to which each registered common shareholder may have all income dividends and distributions of capital gains automatically reinvested by Investors Bank and Trust Company, 200 Clarendon St., Boston, MA (617-330-6700) (the "Plan Agent"), as agent for shareholders, in additional shares of the Fund. Common shareholders who do not participate in a Plan receive all distributions in cash paid by check mailed directly to the shareholder by the Plan Agent as dividend disbursing agent. Shareholders are automatically enrolled in the Plan and must elect not to participate in the Plan.

If the Trustees of the Fund declare a dividend or determine to make a capital gain distribution payable either in shares of the Fund or in cash, non-participants in the Fund's Plan receive cash and participants in the Plan receive the equivalent in shares of the Fund.

Under the Plan, the Plan Agent, as agent for the participants, receives all distributions by the Fund of net investment income or capital gains and uses them to purchase common shares in the open market for the participants' account. The prices at which the Plan Agent reinvests distributions may be higher or lower than the net asset value per common share of the Fund at the time of the reinvestment. The Fund does not issue any new common shares in connection with its Plan.

Participants in a Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of a Plan as provided below, certificates for whole shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a share credited to such account.

Each participant bears a proportionate share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions. In each case, the cost per share of shares purchased for each participant's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a fund.

The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions.

OTHER INFORMATION. The Fund has no present intention of offering any additional shares other than AMPS as described herein. Any additional offerings of shares, if made, will require approval by the Fund's Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's common shareholders.

So long as any AMPS or any other preferred shares of the Fund are outstanding, holders of common shares of the Fund will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on outstanding preferred shares (including the AMPS) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of AMPS--Dividends and Dividend Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Fund are outstanding.

The common shares have traded on the NYSE since November 19, 1992 under the symbol PMG.

At July 31, 2001, there were 17,242,049 common shares of the Fund issued and outstanding, and the net asset value per common share was $13.54 and the closing price per common share on the NYSE was $12.20.

PREFERRED SHARES

Under the Fund's Bylaws, the Fund is authorized to issue 5,320 AMPS consisting of 2,920 AMPS, Series A issued in connection with the redemption of the Existing Preferred Shares and 2,400 AMPS, Series B being issued as Additional Preferred Shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares and outstanding preferred shares of the Fund have no preemptive right to purchase any preferred shares (including the AMPS) that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accrued dividends per share. See "Description of AMPS" for a description of the rights, preferences, privileges and other terms of the AMPS.

                         DECLARATION OF TRUST AND BYLAWS

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding common and preferred shares, each voting as a separate class, of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund, (2) sale of all or substantially all of the assets of the Fund, (3) conversion of the Fund to an open-end investment company, or (4) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (3) above unless with respect to any of the foregoing such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees, in which case the affirmative vote of a majority of the shares entitled to vote is required.

The Trustees have determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund and its shareholders generally. Reference is made to the Agreement and Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction and may have the net effect of inhibiting the Fund's conversion to open-end status.

                                    CUSTODIAN

The Fund's securities and cash are held under a Custodial Agreement with Putnam Fiduciary Trust Company (the "Custodian"), located at One Post Office Square, Boston, Massachusetts 02109.

                                  UNDERWRITING

Subject to the terms and conditions of the purchase agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter the number of AMPS set forth opposite the name of such Underwriter.

                                               NUMBER OF SHARES

           NAME                       SERIES A                   SERIES B


The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the AMPS if they purchase any of the shares. In the purchase agreement, the Trust and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose to initially offer some of the AMPS, Series A directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the AMPS, Series A to certain dealers at the public offering price less a concession not in excess of $___ per share. The underwriting discount the Fund will allow is equal to 1% of the initial offering price of the AMPS, Series B. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $__ per share on sales to certain other dealers. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before __ 2001.

The Underwriters will not receive compensation with respect to the AMPS, Series A being offered in connection with the redemption of the Existing Preferred Shares.

The Fund anticipates that the Underwriters may from time to time act as broker or dealer in executing the Fund's portfolio transactions after they have ceased to be underwriters. The Underwriters are an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Fund anticipates that their affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." Each of the underwriters and its affiliates may engage in transactions with, and perform services for, the Fund in the ordinary course of business.


                            TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the AMPS will be Deutsche Bank Group, 4 Albany Street, New York, New York. The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203. Putnam Investors Services is a division of Putnam Fiduciary Trust Company.

                                 LEGAL OPINIONS

Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110, provides auditing services to the Fund. The data in the "Financial Highlights and Senior Securities" section of this Prospectus are based upon financial statements that have been audited by PricewaterhouseCoopers, LLP as indicated in their reports with respect thereto. The financial highlights and senior securities information included in this Prospectus have been so included, and the financial statements incorporated by reference into the SAI have been so incorporated, in reliance upon the report of PricewaterhouseCoopers LLP, as independent accountants, given on their authority as experts in auditing and accounting.

                             REPORTS TO SHAREHOLDERS

The Fund sends unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

                              AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                  PAGE

Charges and Expenses                                                S-2
Investment Objective and Policies                                   S-4
Investment Restrictions                                            S-20
Management of the Fund                                             S-21
Portfolio Transactions and Brokerage                               S-25
Additional Information Concerning the Auctions for AMPS            S-27
Tax Matters                                                        S-28
Additional Information                                             S-33
Appendix A-1 - Bylaws                                               A-1
Appendix B-1 - Securities Ratings                                   B-1

                                   APPENDIX A

                           TAX EQUIVALENT YIELD TABLE

                                [To Be Provided.]

                           PUTNAM MUNICIPAL BOND FUND

              AUCTION RATE MUNICIPAL PREFERRED SHARES ("AMPS(SM)")

                          2,920 SHARES - AMPS, SERIES A

                          2,400 SHARES - AMPS, SERIES B

                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                                 --------------

                                   PROSPECTUS

                                  ______, 2001

                                 --------------

--------------------------------------------------------------------------------
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted
--------------------------------------------------------------------------------



                           PUTNAM MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

Putnam Municipal Bond Fund (the "Fund") is a closed-end, diversified management investment company. Prior to July 23, 2001, the name of the Fund was Putnam Investment Grade Municipal Trust II. This Statement of Additional Information ("SAI") relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated _______, 2001 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 225-1581. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus or the Bylaws attached to this SAI as Appendix A.

                                TABLE OF CONTENTS

                                                                           PAGE

Charges and Expenses                                                        S-2
Investment Objective and Policies                                           S-4
Investment Restrictions                                                    S-20
Management of the Fund                                                     S-21
Portfolio Transactions and Brokerage                                       S-25
Additional Information Concerning the Auctions for AMPS                    S-27
Tax Matters                                                                S-28
Additional Information                                                     S-33
Appendix A-1 - Bylaws                                                       A-1
Appendix B-1 - Securities Ratings                                           B-1

                       This SAI is dated _________, 2001.

                              CHARGES AND EXPENSES

MANAGEMENT FEES.

For the past three fiscal years, pursuant to its management and administrative services contracts, the Fund incurred the following fees:

                                                                                    REFLECTING A REDUCTION IN THE
                                                                                   AMOUNTS PURSUANT TO AN EXPENSE
              FISCAL YEAR                         MANAGEMENT FEE PAID                        LIMITATION

---------------------------------------- -------------------------------------- --------------------------------------
                 2001                                 $1,653,669                                $ --

                 2000                                 $1,649,027                                $ --

                 1999                                 $1,760,226                                $ --

BROKERAGE COMMISSIONS.

The following table shows brokerage commissions paid during the fiscal periods indicated:



                        FISCAL YEAR                                           BROKERAGE COMMISSIONS

------------------------------------------------------------ ---------------------------------------------------------
                           2001                                                       $3,688

                           2000                                                       $7,704

                           1999                                                       $6,370

ADMINISTRATIVE EXPENSE REIMBURSEMENT.

The Fund reimbursed Putnam Investment Management, LLC ("Putnam Management") for administrative services during fiscal 2001, including compensation of certain Fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for their benefit, as follows:

                    TOTAL REIMBURSEMENT                        PORTION OF TOTAL REIMBURSEMENT FOR COMPENSATION AND
                                                                                  CONTRIBUTIONS

------------------------------------------------------------ ---------------------------------------------------------
                          $5,916                                                      $4,941

TRUSTEE RESPONSIBILITIES AND FEES.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2000 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2000:

                                            AGGREGATE       PENSION OR     ESTIMATED ANNUAL           TOTAL
                                         COMPENSATION       RETIREMENT    BENEFITS FROM ALL    COMPENSATION
                                     FROM THE FUND(1)         BENEFITS    PUTNAM FUNDS UPON        FROM ALL
                                                            ACCRUED AS        RETIREMENT(2)    PUTNAM FUNDS
                                                          PART OF FUND                                  (3)
                                                              EXPENSES
          TRUSTEES/YEAR
----------------------------------- ------------------ ---------------- -------------------- --------------- ------
Jameson A. Baxter/1994                          $656              $127            $100,000        $200,000   (4)

Charles B. Curtis/2001(10)                        --                --             100,000              --

Hans H. Estin/1972(9)                            658               296             100,000         200,500

John A. Hill/1985(5)(8)                          693               149             200,000         269,000   (4)

Ronald J. Jackson/1996                           656               160             100,000         200,000   (4)

Paul L. Joskow/1997                              656                58             100,000         200,000   (4)

Elizabeth T. Kennan/1992                         655               189             100,000         199,500

Lawrence J. Lasser/1992(7)                       359               144              92,500         107,000

John H. Mullin, III/1997                         653                88             100,000         199,000   (4)

Robert E. Patterson/1984                         656               100             100,000         200,000

William F. Pounds/1971(5)(6)                     370               335             111,000         127,000

George Putnam/1957(6)                            356               296              92,834         107,000

George Putnam, III/1984(8)                       671                68             150,000         225,000

A.J.C. Smith/1986(7)                             355               213              91,833         106,000

W. Thomas Stephens/1997                          652                82             100,000         198,500   (4)

 W. Nicholas Thorndike/1992                      647               265             100,000         197,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.
(3)      As of December 31, 2000, there were 124 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)      Includes additional compensation for services through June 30, 2000.
(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.
(7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related Fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Fund's retirement plan prior to that date.
(8)      Includes additional compensation for services commencing July 1, 2000.
(9) Reflects retirement from the Board of Trustees of the Putnam Funds on June 30, 2001.
(10)     Elected by the Board of Trustees as a Trustee effective July 1, 2001.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the Funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the Fund, as defined in the Investment Company Act of
1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management of the Fund" below.

INVESTOR SERVICING AND CUSTODY FEES AND EXPENSES.

During the 2001 fiscal year, the Fund incurred $186,315 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

                        INVESTMENT OBJECTIVE AND POLICIES

In addition to the investment strategies and risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Certain investment strategies and risks that are described briefly in the Prospectus are described in greater detail below.

The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal. Investment grade tax-exempt securities are rated BBB or higher by Standard & Poor's ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") (or equivalently rated by another nationally recognized rating service) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. The Fund may also invest up to 20% of its total assets in securities rated at least B by a rating agency and unrated securities determined by Putnam Management at the time of investment to be of comparable quality.

As a non-fundamental policy that may be changed by approval of the Trustees, the Fund may invest up to 40% of its total assets in tax-exempt securities the interest on which is subject to the federal alternative minimum tax ("AMT"), and as a result, a portion of the Fund's distributions may be taxable to certain common shareholders. All or a portion of the Fund's distributions may be subject to state and local taxation.

TAX-EXEMPT SECURITIES.

"Tax-exempt securities" are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is at the time of issuance not includable in gross income for federal income tax purposes. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses. Under normal market conditions, at least 80% of the Fund's assets will be invested in tax-exempt securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. However, the Fund may invest a portion of its assets in tax-exempt securities that pay interest that is subject to the AMT for individuals. Such investments are treated as tax-exempt securities for the purpose of the 80% test. Investors should thus consider the possible effect of the AMT on an investment in the Fund. The suitability of the Fund for investors who may be (or may become as a result of investment in the Fund) subject to the AMT will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable tax-exempt investments not subject to the AMT with the yield from comparable fully taxable investments, in light of each such investor's tax position. Subject to certain limitations, the Fund may engage in certain hedging transactions involving the use of futures contracts, options on futures contracts, and options on indices of fixed income securities and on U.S. Government securities. Such hedging transactions may give rise to taxable gains.

Tax-exempt securities include long-term obligations, often called bonds, as well as short-term notes, participation certificates, municipal leases, and tax-exempt commercial paper. The Fund may also invest in securities representing interests in tax-exempt securities, known as "inverse floating obligations" or "residual interest bonds," paying interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate tax-exempt securities of comparable maturity and credit quality increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities of comparable maturity and credit quality.

Short-term tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.
In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Long-term tax-exempt securities generally provide a higher yield than short-term tax-exempt securities of comparable quality, and therefore the Fund invests primarily in long-term tax-exempt securities. The Fund may, however, be primarily invested in short-term tax-exempt securities when yields on such securities are greater than yields available on long-term tax-exempt securities, to stabilize net asset value and for temporary defensive purposes.

The two principal classifications of tax-exempt bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "industrial revenue bonds" and "private activity bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of interest and the repayment of principal and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the users of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of S&P, Fitch or Moody's of the tax-exempt securities in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P, Fitch or Moody's, as the case may be, at the time of issuance of the rating, of the issuer's ability or the economic viability of the special revenue source with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security is consistent with the Fund's investment objective. The rating services undertake no obligation to update their ratings of securities.

Also included within the general category of tax-exempt securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

Tax-exempt securities may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted periodically based on changes in such lending rate. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they generally may be tendered for redemption at face value.

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Fund does not expect to assign any value to stand-by commitments.

The yields on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the Fund, an issue of tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but Putnam Management will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels
- rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Securities in which the Fund may invest, including tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees would reevaluate the Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.

SELECTION OF INVESTMENTS. Putnam Management will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding tax-exempt securities permitted by its investment policies if Putnam Management determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Although under current market conditions Putnam Management expects to invest in a portfolio of longer-term tax-exempt securities, Putnam Management will be free to take full advantage of the entire range of maturities offered by tax-exempt securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The Fund does not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may, for this purpose, be deemed to be related to the industry in which such non-governmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or private activity bonds (subject to the limitation that under normal market conditions not more than 20% of the Fund's assets will be invested in private activity bonds the interest on which may be subject to federal alternative minimum tax for individuals) or in securities of issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state and current rating agency requirements applicable to the Fund based upon the rating of the preferred shares limit such investment. If the Fund were to invest more than 25% of its assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

The Fund does not invest more than 5% of its total assets in the tax-exempt securities of any single issuer, except that up to 25% of its total assets may be invested without regard to this limitation. As a result, up to 25% of the Fund's total assets could be invested in tax-exempt securities of a single issuer, with the result that its portfolio could be subject to greater risks than that of a fund investing in a more broadly diversified portfolio.

DEFENSIVE STRATEGIES. At times Putnam Management may judge that conditions in the markets for tax-exempt securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest substantially all of its assets in high-quality tax-exempt obligations. If these high-quality tax-exempt obligations are not available or, in Putnam Management's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P, Fitch or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that Putnam Management considers consistent with such strategy. To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed to common and preferred shareholders based on each class's proportionate share of such income as determined according to the percentage of total dividends paid by the Fund during a particular year that are paid to such class. Such strategies may, under certain circumstances, require the Fund to pay Additional Dividends (as defined in the Prospectus), thus reducing the amount of income available for distributions on common shares. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

OTHER INVESTMENT PRACTICES. The Fund may also engage in the following investment practices, each of which may involve certain special risks and may result in the realization of taxable income or gains.

OPTIONS ON SECURITIES.

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the Fund's investment objective(s) and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS.

The successful use of the Fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise. Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.

LOWER-RATED SECURITIES.

The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Appendix B - Securities Ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. Any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES.

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

HYBRID INSTRUMENTS.

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss

(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS.

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

SECURITIES OF OTHER INVESTMENT COMPANIES.

Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES.

The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

FUTURES CONTRACTS AND RELATED OPTIONS.

Subject to applicable law, the Fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of its portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when each a purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The Fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.

OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS.

Successful use of futures contracts by the Fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS.

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

The Fund may, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Government securities, including U.S. Treasury bills, notes and bonds and may purchase and sell options directly on U.S. Government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. Government securities futures and related options and in options on U.S. Government securities may correlate closely with price movements in tax-exempt securities and may, as a result, provide hedging opportunities for the Fund. Such futures and options would be used in a way similar to its use of index futures and options. The Fund will only purchase or sell futures or options when, in the opinion of Putnam Management, price movements in such futures and options are likely to correlate closely with price movements in the tax-exempt securities which are the subject of a hedge.

Successful use of U.S. Treasury security futures contracts by the Fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS.

An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

Futures contracts on the long-term municipal bond index are traded on the Chicago Board of Trade and may, as described below, be used for hedging purposes by the Fund. However, because the market for such contracts currently lacks liquidity, for the purposes of hedging, the Fund currently intends primarily to purchase and sell futures contracts and related options with respect to U.S. Government securities, including U.S. Treasury bills, notes and bonds and may purchase and sell options directly on U.S. Government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. Government securities futures and related options and in options on U.S. Government securities may correlate closely with price movements in tax-exempt securities and may, as a result, provide hedging opportunities for the Fund. Such futures and options would be used in a way similar to the Fund's use of index futures and options described below.

The Long-Term Municipal Bond Index, made up of high-quality tax-exempt municipal securities with a remaining term to maturity of 19 years or longer, is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Fund may purchase and sell futures contracts on this index (or any other tax-exempt bond index approved for trading by the CFTC) to hedge against general changes in market values of tax-exempt securities which it owns or expects to purchase. For example, if Putnam Management expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of tax-exempt securities held by the Fund would decline, but this decline could be offset in whole or in part by an increase in the value of its position in the index futures contracts. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in tax-exempt securities, and Putnam Management expected interest rates to decline, it might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of tax-exempt securities without actually buying them until the market had stabilized. The Fund may also purchase and sell put and call options on index futures for hedging purposes. If and when trading commences in put and call options on tax-exempt bond indices directly, the Fund may also purchase or sell these options for similar hedging purposes.

There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged. Successful use of index futures by the Fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES.

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES.

As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

SHORT-TERM TRADING.

In seeking the Fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the Fund's portfolio.

SECURITIES LOANS.

The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

REPURCHASE AGREEMENTS.

The Fund may enter into repurchase agreements, amounting to not more than 25% of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. The Fund's investments in repurchase agreements generally will give rise to taxable income.

Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

FORWARD COMMITMENTS.

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.
The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

SWAP AGREEMENTS.

The Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the Fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

The Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

DERIVATIVES.

Certain of the instruments in which the Fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the Prospectus or in this SAI. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding common shares and of the outstanding preferred shares of the Fund, each voting as a separate class, or (2) 67% or more of the common shares and of the outstanding preferred shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding shares of each class are represented at the meeting in person or by proxy. The Fund may not:

(i) Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under restriction (ii) below or with respect to transactions involving financial futures, options, and other financial instruments.

(ii) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(iii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(iv) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(v) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(vi) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

(vii) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

(viii) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(ix) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and the Fund's policy under normal market conditions to invest at least 80% of its total assets in tax-exempt securities, the other investment policies described in this Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.

                             MANAGEMENT OF THE FUND


TRUSTEES NAME (DATE OF BIRTH)

JOHN A. HILL (1/31/42), Chairman and Trustee. Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, St. Lukes-Roosevelt, a New York City hospital, and various private companies owned by First Reserve Corporation.

JAMESON A. BAXTER (9/6/43), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), and Ryerson Tull, Inc. (a steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

CHARLES B. CURTIS (4/27/40), Trustee. President and Chief Operating Officer, Nuclear Threat Initiative. Member of the Department of Defense's Policy Board, the Council on Foreign Relations, the Electric Power Research Institute Advisory Council, the Board of Directors of the Gas Technology Institute, the University of Chicago Board of Governors for Argonne National Laboratory, the Board of Directors of EG&G Technical Services, Inc. (fossil energy research and development support), and the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University.

RONALD J. JACKSON (12/17/43), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer).

PAUL L. JOSKOW (6/30/47), Trustee. Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, National Grid Group (a UK based holding company with interests in electric power and telecommunications networks), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council.

ELIZABETH T. KENNAN (2/25/38), Trustee. President Emeritus of Mount Holyoke College. Director, Northeast Utilities, Talbots (a distributor of women's apparel) and Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming). Trustee of Franklin Pierce College.

*LAWRENCE J. LASSER (11/1/42), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, LLC and Putnam Investment Management, LLC. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (6/15/41), Trustee. Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming). Director of Graphic Packaging International Corp. (a company engaged in the manufacture of packaging products, formerly known as ACX Technologies, Inc.), Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry) and Progress Energy, Inc. (a utility company formerly known as Carolina Power & Light).

+ROBERT E. PATTERSON (3/15/45), Trustee. President and Trustee of Cabot Industrial Fund (a publicly traded real estate investment trust). Director of Brandywine Fund Company.

*GEORGE PUTNAM, III (8/10/51), President and Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (4/13/34), Trustee. Director of Marsh & McLennan Companies, Inc. and Trident Corp. (a limited partnership with over 30 institutional investors).

W. THOMAS STEPHENS (9/2/42), Trustee. Former President and Chief Executive Officer of MacMillan Bloedel Ltd. (a forest products and building materials company). Chairman of Mail-Well (a printing and envelope company) and Director of Qwest Communications, Xcel Energy Inc. (a public utility company formerly known as New Century Energies), Trans Canada Pipeliners and Norske Skog Canada Ltd. (a paper company formerly known as Fletcher Challenger Canada).

W. NICHOLAS THORNDIKE (3/28/33), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer) and Providence Journal Co. (a newspaper publisher). Trustee of Cabot Industrial Fund (a publicly traded real estate investment trust) and Northeastern University. Member of the Advisory Board of National Grid USA (an electric company).

OFFICERS NAME (DATE OF BIRTH)

CHARLES E. PORTER (7/26/38), Executive Vice President, Treasurer and Principal Financial Officer. Managing Director of Putnam Investments, LLC and Putnam management.

PATRICIA C. FLAHERTY (12/1/46), Senior Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

GORDON H. SILVER (7/3/47), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

BRETT C. BROWCHUK (2/27/63), Vice President. Managing Director of Putnam Management.

IAN C. FERGUSON (7/3/57), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

RICHARD A. MONAGHAN (8/25/54), Vice President. Managing Director of Putnam Investments, LLC, Putnam Management and Putnam Retail Management.

RICHARD G. LEIBOVITCH (10/31/63), Vice President. Managing Director of Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan (now J.P. Morgan Chase).

JOHN R. VERANI (6/11/39), Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

STEPHEN M. ORISTAGLIO (8/21/55), Vice President. Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

JEROME J. JACOBS (8/20/58), Vice President. Managing Director of Putnam Management. Prior to October 1996, Mr. Jacobs was a Managing Director at The Vanguard Group.

MICHAEL T. HEALY (1/24/58), Assistant Treasurer (Principal Accounting Officer). Managing Director of Putnam Investments, LLC.

JUDITH COHEN (6/7/45), Clerk.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management or Putnam Retail Management.

Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the Fund, or directors of Putnam Management or Marsh & McLennan Companies, Inc., the parent company of Putnam Management.

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the Fund and may exercise all of the powers of the Trustees.

The mailing address of each of the officers and Trustees is One Post Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc. Prior to September 1998, Mr. Joskow was a consultant to National Economic Research Associates. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Each Trustee of the Fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the Fund and information concerning retirement guidelines for the Trustees, see "Charges and Expenses - Trustee Responsibilities and Fees" above.

The Agreement and Declaration of Fund of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Fund that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

PUTNAM MANAGEMENT AND ITS AFFILIATES.

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2000, the firm serves as the investment manager for the funds in the Putnam Family, with over $275 billion in assets in nearly 13 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Fund Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2000, Putnam Management and its affiliates managed $370 billion in assets. Putnam Management and Putnam Fiduciary Fund Company are subsidiaries of Putnam Investments, LLC, a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the Fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the Fund.

THE MANAGEMENT CONTRACT.

Under a Management Contract between the Fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, under a Management Contract for the Fund, Putnam Management also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Fund's portfolio securities. Putnam Management may place Fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Fund and other clients. In so doing, Putnam Management may cause the Fund to pay greater brokerage commissions than it might otherwise pay.

Putnam Management's compensation under the Management Contract may also be reduced if the amount of dividends payable with respect to any Preferred Shares during any period for which regular payments of dividends or other distributions on such Preferred Shares are payable (each, a "Dividend Period") plus expenses attributable to such Preferred Shares for such Dividend Period exceeds the portion of the Fund's net income and not short-term capital gains (but not long-term capital gains) accruing during such Dividend Period as a result of the fact that such Preferred Shares were outstanding during such Period, then the fee payable to Putnam under the Management Contract will be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of Preferred Shares outstanding during the Period, by (ii) the percentage of the aggregate net asset value of the Fund which the fee payable to Putnam during such Period pursuant to this Section 3 would constitute without giving effect to such reduction.

In addition to the fee paid to Putnam Management, the Fund reimburses Putnam Management for the compensation and related expenses of certain officers of the Fund and their assistants who provide certain administrative services for the Fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the Fund's most recent fiscal year is included in "Charges and Expenses - Administrative Expense Reimbursement." Putnam Management pays all other salaries of officers of the Fund. The Fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and Expenses - Brokerage Commissions" above for information concerning commissions paid by the Funds.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that
Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Management Contract. Putnam Management seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT AND OFFICERS AND TRUSTEES OF THE FUND. Employees of Putnam Management and officers and Trustees of the Fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (the Putnam Investments' Code of Ethics) and by the Fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the Fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the Fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the Fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the Fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The Fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

INVESTOR SERVICING AGENT AND CUSTODIAN. Putnam Investor Services, a division of Putnam Fiduciary Fund Company ("PFTC"), is the investor servicing agent (transfer, plan and dividend disbursing agent) for the common shares of the Fund, for which it receives fees that are paid monthly by the Fund as an expense of its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the Fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service. Putnam Investor Services' address is P.O. Box 41203, Providence, Rhode Island 02940-1203.

Deutsche Bank Group, 4 Albany Street, New York, New York, is the transfer agent, dividend disbursing agent and registrar for the AMPS.

PFTC is the custodian of the Fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the Fund (to the extent permitted by the Fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Fund. The Fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the Fund or decides which securities the Fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Fund pays PFTC an annual fee based on the Fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and Expenses - Investor Servicing and Custody Fees and Expenses" above for information on fees and reimbursement for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

                             ADDITIONAL INFORMATION
                        CONCERNING THE AUCTIONS FOR AMPS

GENERAL.

AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Group) which provides, among other things, that the auction agent will follow the auction procedures for purposes of determining the applicable rate for the AMPS so long as the applicable rate for such shares is to be based on the results of an auction.

BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into broker-dealer agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

SECURITIES DEPOSITORY. The Depository Trust Company will act as securities depository for the Agent Members with respect to each series of AMPS. One certificate each series the AMPS will be registered in the name of Cede & Co., as nominee of the DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for each series of AMPS. Prior to the commencement of the right of holders of preferred shares of the Fund to elect a majority of the Fund's Trustees, as described under "Description of AMPS-Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this SAI forms a part.

CONCERNING THE AUCTION AGENT.

The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the existing holders of AMPS, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS.

The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of ___% in the case of any auction immediately preceding a dividend period of [28] days or less, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any auction immediately preceding a dividend period of [35] days or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker- Dealer that is (i) a submitted bid of an existing holder that resulted in such existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in such potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

The broker-dealer agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


                                   TAX MATTERS


TAXATION OF THE FUND. The Fund intends to qualify each year for treatment as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

         (c) diversify its holdings so that, at the end of each fiscal quarter,
         (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.

The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits;

therefore, distributions in excess of the sum of the Fund's net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund's remaining earnings and profits (which provides the measure of the Fund's dividend-paying capacity for tax purposes). Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if the Fund's book income exceeded the sum of its net tax-exempt and taxable income. Differences in the Fund's book income and its net tax-exempt and taxable income may arise from certain of the Fund's hedging and investment activities. See "Hedging Transactions" below.

The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between and among the common shares and Preferred Shares, including AMPS, Series A and AMPS, Series B, in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the classes. No dividend that the Fund pays will be increased to compensate for the fact that it may be subject to state and local taxes.

The Fund will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days or more, notify the auction agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on its Preferred Shares prior to the auction establishing the applicable rate for such dividend. If the Fund allocates any net capital gain or other taxable income for Federal income tax purposes to its Preferred Shares without giving advance notice thereof, the Fund will make payments to holders of its Preferred Shares to which such allocation was made in order to offset the Federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares-Dividends and Dividend periods-Additional Dividends" in the Prospectus.

Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

EXEMPT-INTEREST DIVIDENDS. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax ("AMT") purposes and for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for AMT purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax.

Legislation has been introduced in recent years that would reinstate a deductible tax (the "Environmental Tax") imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2,000,000. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder's alternative minimum taxable income may subject corporate shareholders of the Fund to the Environmental Tax.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Under a published position of the Service, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

The Fund will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made in respect of common shares during the year; percentages may differ among distributions to holders of Preferred Shares. The percentage of income designated as tax-exempt for any particular distribution, whether to holders of common shares or holders of Preferred Shares, may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds its net tax-exempt income, the distribution (if any) of such excess will be treated as (i) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a holder of Preferred Shares and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that common shareholders and non-redeeming holders of Preferred Shares will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, the Fund will be required to make additional distributions to its common shareholders, and a higher percentage of its distributions to holders of Preferred Shares will be taxable.

BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                                                                      Appendix A

                           PUTNAM MUNICIPAL BOND FUND

          Amendment No. 6 to Bylaws - Statement creating two series of
                     Auction Rate Municipal Preferred Shares

                                [To Be Provided.]

                                                                      Appendix B


                               SECURITIES RATINGS

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--           Leading market positions in well established industries.
--           High rates of return on funds employed.
--           Conservative capitalization structure with moderate reliance on debt and ample asset protection.
--           Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
--           Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Standard & Poor's

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
DUFF & PHELPS CORPORATION

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

                           PUTNAM MUNICIPAL BOND FUND
                                    FORM N-2
                                     PART C

                                OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

1.       Financial Statements:

         The financial statements included in the annual report of the Registrant dated April 30, 2001 and filed on Form N-30D (811-07270) with the Securities and Exchange Commission on June 12, 2001 are incorporated by reference into Part B of the Registration Statement.

2.       Exhibits:

         a. Amended and Restated Agreement and Declaration of Trust dated July 23, 2001 - Exhibit 1.

         b1. By-Laws -- Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         b2.      Amendment No. 1 to Bylaws -- Incorporated by reference to
                  Exhibit 3 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         b3.      Amendment No. 2 to Bylaws -- Incorporated by reference to
                  Exhibit 4 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         b4.      Amendment No. 3 to Bylaws -- Incorporated by reference to
                  Exhibit 5 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         b5.      Amendment No. 4 to Bylaws -- Incorporated by reference to
                  Exhibit 6 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         b6.      Amendment No. 5 to Bylaws -- Incorporated by reference to
                  Exhibit 1 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on May 3, 2001.

         b7.      Amendment No. 6 to Bylaws - To be filed by Pre-Effective
                  Amendment.


                                    Part C-1

         c.       Not applicable.

         d1. Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights - Exhibit 2.

         d2. Portions of By-Laws Relating to Shareholders' Rights - To be filed by Pre-Effective Amendment.

         e.       Dividend Reinvestment Plan - Exhibit 3.

         f.       Not applicable.

         g. Management Contract dated as of November 6, 1992 -- Incorporated by Reference to Exhibit 9 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         h. Underwriting or distribution contract between the Registrant and a principal underwriter - To be filed by Pre-Effective Amendment.

         i. Trustee Retirement Plan as adopted October 4, 1996 -- Incorporated by Reference to Exhibit 10 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         j. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by Reference to Exhibit 11 to the Registrant's Registration Statement on Form N-14 (333-57240) filed with the Securities and Exchange Commission on March 19, 2001.

         k.       Not applicable.

         l. Opinion of Ropes & Gray, including consent - To be filed by Pre-Effective Amendment.

         m.       Not applicable.

         n1. Consent of PricewaterhouseCoopers LLP Independent Accountants to Putnam Municipal Bond Fund - Exhibit 4.

         n2. Report of PricewaterhouseCoopers LLP Independent Accounts to Putnam Municipal Bond Fund on Supplemental Schedule - Exhibit 5.

         o.       Not applicable.

         p.       Not applicable.


                                    Part C-2

         q.       Not applicable.

         r.       Not applicable.

         s.       Power of Attorney - Exhibit 6.

ITEM 25.  MARKETING ARRANGEMENTS

         Marketing arrangements relating to Registrant's Auction Rate Municipal Preferred Shares will be filed by amendment.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          All figures are estimates:

             Registration Fees                                                  $
             Printing and Engraving Expenses
             Rating Agency Fees and Expenses
             Legal Fees and Expenses
             National Association of Securities Dealers, Inc. fees
             Accounting Fees and Expenses
             Transfer agents' fees
             Accounting fees
             Miscellaneous Expenses
                                                                                -------
                                                                 Total

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

At ___________, 2001

                     TITLE OF CLASS                          NUMBER OF RECORD HOLDERS
         Common Shares of Beneficial Interest

         Remarketed Preferred Shares, Series A

         Remarketed Preferred Shares, Series B

         Municipal Income Preferred


                                    Part C-3

         Shares

         Auction Rate Municipal Preferred                                0
         Shares, Series A

         Auction Rate Municipal Preferred                                0
         Shares, Series B

ITEM 29.  INDEMNIFICATION.

Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

         SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such


                                    Part C-4
indemnification, by at least a majority of the disinterested Trustees acting on the matter(provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts(as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the 1940 Act, as amended (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.


                                    Part C-5

                          NAME                NON-PUTNAM BUSINESS AND OTHER CONNECTIONS
                                              -----------------------------------------
Lauren Allansmith                             Prior to August 1999, Analyst, Loomis Sayles, One
Senior Vice President                         Financial Center, Boston, MA 02111

Blake Anderson                                Trustee, Salem Female Charitable Society, Salem MA 01970
Managing Director

Jane N. Barlow                                Prior to January 2000, Office Management, Distinction
Vice President                                Resourcing Limited, 2/4 Great Eastern Street, London,
                                              EC2A 3NT

Stephen A. Balter                             Prior to March 2000, Vice President and Analyst, Pioneer
Vice President                                Investment Management, 60 State St., Boston, MA 02109

Rob A. Bloemker                               Prior to September 1999, Managing Director, Lehman
Senior Vice President                         Brothers, 555 California St., 30th floor, San Francisco,
                                              CA 94104

Anna Bulkovshteyn                             Prior to July 1999, Quantitative Analyst, Sun Life
Assistant Vice President                      Investment Management, 200 King Street West, Toronto,
                                              Ontario M5H 3T4 Canada

Jason T. Cecchini                             Prior to August 2000, Project Analyst, Fleet Boston
Assistant Vice President                      Financial, 100 Federal St., Boston, MA 02110

Paul L. Check                                 Prior to October 2000, Morgan Stanley Dean Witter, 1585
Vice President                                Broadway, New York, NY 10036

Myung Chol Chon                               Prior to March 2001, Manager, Risk Management-Trading,
Vice President                                Royal Bank of Canada, 200 Bay Street, South Tower 15th,
                                              Toronto, Ontario, M5J 2J5


                                    Part C-6

Sabina M. Ciminero                            Prior to August 2000, Research Associate, International
Assistant Vice President                      Graduate School of Management, Soldiers Field Road,
                                              Boston, MA 02163; Prior to August 1999, Research
                                              Associate, Harvard Business School, Soldiers Field Road,
                                              Boston, MA 02163

James Conklin                                 Prior to May 2000, Vice President, Lehman Brothers, 3
Vice President                                World Financial Center, New York, NY 10285

C. Beth Cotner                                Director, The Lyric Stage Theater, 140 Clarendon St.,
Senior Vice President                         Boston, MA 02116

Collin Crownover                              Prior to October 2000, Research Officer, Barclays Global
Vice President                                Investors, 45 Fremont St., San Francisco, CA 94105

Lindsey L. Curley                             Prior to June 1999, Portfolio Analyst, Standish, Ayer &
Assistant Vice President                      Wood, Inc., One Financial Center, Boston, MA 02110.

John R.S. Cutler                              Member, Burst Media, L.L.C., 10 New England Executive
Vice President                                Park, Burlington, MA 01803

Kenneth Daly                                  President, Andover River Rd. TMA, River Road
Managing Director                             Transportation Management Association, 7 Shattuck Rd.,
                                              Andover, MA 01810

Simon Davis                                   Prior to September 2000, Lead Manager, Deutsche Asset
Senior Vice President                         Management, 1 Appold St., London, EC2

Michael E. DeFao                              Prior to February 2000, Senior Vice President and General
Assistant Vice President                      Counsel, UAM Fund Services, Inc., Boston, MA 02110

David Depew                                   Prior to February 2001, Vice President, Wellington
Senior Vice President                         Management, 75 State Street, Boston, MA 02109

Ralph C. Derbyshire                           Board Member, MSPCC, 399 Boylston St., Boston, MA; Board
Senior Vice President                         Member, Winchester After School Program, Skillings Rd.,
                                              Winchester, MA


                                    Part C-7

Lisa DeConto                                  Prior to June 2000, Associate Partner, Westgate Group,
Senior Vice President                         175 Federal St., Boston, MA 02110

Erin J. DeRoche                               Prior to January 2001, Compensation Consultant, Partners
Assistant Vice President                      Healthcare System, Inc., 101 Merrimac Street #5, Boston,
                                              MA 02114

Stephen P. Dexter                             Prior to June 1999, Senior Vice President and Senior
Senior Vice President                         Portfolio Manger, Scudder Kemper, Inc. One International
                                              Place, Boston, MA

Kenneth J. Doerr                              Prior to November 2000, Mid-Cap Portfolio Manager,
Senior Portfolio Manager                      Principal, Equinox Capital Management, 590 Madison
                                              Avenue, New York, NY 10022

Emily Durbin                                  Board of Directors, Family Service, Inc., Lawrence, MA
Vice President                                01840

Karnig H. Durgarian                           Board Member, EBRI, Suite 600, 2121 K St., N.W.,
Managing Director                             Washington, DC 20037-1896.  Trustee, American Assembly,
                                              122 C. St., N.W., Suite 350, Washington, DC 20001

Masato Ebayashi                               Prior to October 2000, General Manager, HR and GA, Daido
Vice President                                Concrete Co., Ltd., 2-14-1 Higashi-Ueno, Taito-ku, Tokyo,
                                              110-0015

Nathan W. Eigerman                            Trustee, Flower Hill Trust, 298 Marlborough St., #4,
Senior Vice President                         Boston, MA 02116

Tony H. Elavia                                Prior to September 1999, Executive Vice President,
Senior Vice President                         Voyageur Asset Management, 90 S. 7th Street, Minneapolis,
                                              MN 55402

Kerim Engin                                   Prior to February 2001, Consultant, StrategyX, 2681 N.
Vice President                                Orchard St., Chicago, IL 60614; Prior to September 2000,
                                              Director Quantitative Research, 181 West Madison St.,
                                              Chicago, IL 60602

Irene M. Esteves                              Board of Director Member, American Management Association
Managing Director                             Finance Council, 1601 Broadway, New York, NY; Board of
                                              Director Member, First Night Boston, 20 Park Plaza,


                                    Part C-8

                                              Suite 927, Boston, MA; Board of Director Member, SC Johnson
                                              Commercialmarkets, 8310 16th St., Stutevant, WI 53177;
                                              Board of Director Member, Massachusetts Taxpayers
                                              Foundation, 24 Province St., Boston, MA; Board of
                                              Director Member, Mrs. Bairds Bakeries, 515 Jones St.,
                                              Suite 200, Fort Worth, Texas 76102

James M. Falvey, Jr.                          Prior to August 2000, Senior Vice President, Dresdner,
Senior Vice President                         Kleinwort, Benson, One Boston Place, Boston, MA 02108

Ian Ferguson                                  Trustee, Park School, 171 Goddard Avenue, Brookline, MA
Senior Managing Director                      02146

Peter M. Fleisher                             Prior to July 1999, Senior Vice President, Fleet National
Senior Vice President                         Bank, 75 State Street, Boston, MA 02109

Daisy D. Foquet                               Prior to September 2000, Analyst, Dresdner RCM Global
Vice President                                Investors, 10 Fenchurch Street, London EC3M 3LB.  Prior
                                              to September 1999, Analyst, Prudential Portfolio
                                              Managers, Lawrence Putney Hill, London EC4R 0EU

Jason Fromer                                  Prior to August 2000, Currency/Macro Trader, Soros Fund
Vice President                                Management, 888 7th Avenue, 33rd Floor, New York, NY 10106

Reto Gallati                                  Prior to March 2000, Head of Bank Risk Management,
Senior Vice President                         Director, KPMG LLP, Badenerstrasse 172, 8004 Zurich,
                                              Switzerland

Matthew R. Gage                               Prior to December, 1999, Audit Manager, Ernst & Young
Assistant Vice President                      LLP, 200 Clarendon St., Boston, MA 02116

Vivek Gandhi                                  Prior to October 1999, Vice President, Alliance Capital
Vice President                                Management, 1 Findlayson Green, Singapore, India;

Bartlett R. Geer                              Prior to November 2000, Senior Vice President, State
Senior Vice President                         Street Research & Management, 1 Financial Center, Boston,
                                              MA 02111


                                   Part C-9

John H. Gernon                                Prior to June 2000, Vice President, Fidelity Investments,
Senior Vice President                         Inc., 82 Devonshire St., Boston, MA 02109

Frederik Gjerstad                             Prior to November 2000, Portfolio Analyst, Frank Russell
Vice President                                Company, 909 A Street, Tacoma, WA 98422

John T. Golden                                Prior to June 2000, Second Vice President, John Hancock
Vice President                                Funds, 101 Huntington Ave., Boston, MA 02199

Andrew Graham                                 Prior to October 1999, Fund Manager, Scottish Widows
Senior Vice President                         Investment Management, Port Hamilton, 67 Morrison St.,
                                              Edinburgh, Scotland

J. Peter Grant                                Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Matthew D. Griffin                            Prior to August 2000, Vice President, Harbor Capital
Vice President                                Management, 125 High Street, Boston, MA 02110

Avram Gusman                                  Prior to July 2000, Senior Vice Presidment and Managing
Vice President                                Director, Fleet Boston Financial, 100 Federal St.,
                                              Boston, MA 02110

Paul E. Haagensen                             Director, Haagensen Research Foundation, 630 West 168th
Senior Vice President                         St., New York, NY  10032

Raymond K. Haddad                             Prior to September 2000, Research Associate, Schroder &
Vice President                                Co., 787 7th Avenue, New York, NY 10019; Prior to
                                              September 2000, Research Associate, Sanford C. Bernstein,
                                              767 5th Avenue, New York, NY 19153

Eric N. Harthun                               Prior to March 2000, Portfolio Manager, Boston Partners
Vice President                                Asset Management, One Financial Center, Boston, MA 02111

Deborah R. Healey                             Corporator, New England Baptist Hospital, 125 Parker Hill
Senior Vice President                         Ave., Boston, MA 02120; Director, NEB Enterprises, 125
                                              Parket Hill Ave., Boston, MA 02120


                                   Part C-10

Karen Herold                                  Prior to May 2000, Research Analyst,
Assistant Vice President                      PricewaterhouseCoopers LLP, One Post Office Square,
                                              Boston, MA 02109

Brennan M. Hinkle                             Prior to November 2000, Manager - Compensation, Aetna
Vice President                                Financial Services, 151 Farmington Ave., Hartford, CT
                                              06183

Theron S. Hoffman                             Prior to November 2000, Executive Vice President, The
Senior Managing Director                      Thomson Corporation, MetroCenter, 1 Station Place,
                                              Stamford, CT 06902

Joseph Hosler                                 Prior to February 2000, Vice President, Independent
Vice President                                Investment Associates, 53 State St., Boston, MA 02109

Ronald H. Hua                                 Prior to August 1999, Quantitative Analyst, Fidelity
Vice President                                Investments, 82 Devonshire St., Boston, MA 02109

Eric A. Hutcherson                            Prior to March 2000, Professional Development Manager,
Vice President                                Lotus Development Corp., 55 Cambridge Parkway, Cambridge,
                                              MA 02142

Hitoshi Inoue                                 Prior to February 2000, General Manager/Mutual Fund
Vice President                                Sales, Baring Asset Management (Japan) Limited, 11-A1
                                              Imperial Tower, 1-1-1 Uchisaiwai-cho, Chiyoda-ku, Tokyo,
                                              Japan.

Stefan Iris                                   Prior to December 1999, Investment Operations Specialist,
Assistant Vice President                      John Hancock Funds, 101 Huntington Ave., Boston,MA 02199

Takeshi Itai                                  Prior to March 2000, Vice President and Client Portfolio
Senior Vice President                         Manager, Chase Trust Bank Tokyo, 5-2-20- Akasaka,
                                              Minato-ku, Tokyo 107-6113

Arjun Jayaraman                               Prior to November 2000, Quantitative Analyst, Harborview
Assistant Vice President                      Trading Associates, 425 E. 63rd St., E., New York, NY
                                              10021

Amrit Kanwal                                  Prior to August 1999, Vice President, Corporate
Managing Director                             Development and Strategy, Sequa Corporation, 200 Park
                                              Avenue, New York, NY 10166


                                   Part C-11

Rikiya Kato                                   Prior to July 2000, Senior Portfolio Manager, Daiwa SB
Vice President                                Investments, 7-9 Nihonbashi 2-chome, Chuo-ku, Tokyo,
                                              Japan, 103-0027

Maximilian G. Kaufmann                        Prior to October 2000, Quantitative Analyst, Citibank
Assistant Vice President                      Global Asset Management, 100 First Stamford Place,
                                              Stamford, CT 06902

John L. Kellerman                             Prior to March 2001, Senior Vice President-Head of
Senior Vice President                         Trading, Sanwa Financial Products, Inc., 1185 Avenue of
                                              the Americas, New York, NY 11036

Charles H. Krahmer                            Prior to March 2000, Unit Manager and Business Analyst,
Assistant Vice President                      Brown Brothers Harriman & Co., 40 Water St., Boston, MA
                                              02109

Leo Kropywiansky                              Prior to June 2000, Vice President, Primark Decision
Vice President                                Economics, 1 World Trade Center, New York, NY 10048

Deborah F. Kuenstner                          Director, Board of Pensions, Presbyterian Church, 1001
Managing Director                             Market St., Philadelphia, PA

Sharon H. Lane                                Prior to August 2000, Information Specialist, Arthur D.
Assistant Vice President                      Little School of Management, 194 Beacon St., Chestnut
                                              Hill, MA 02467; Prior to March 2000, Senior Information
                                              Research Specialist, Bain & Co., 2 Copley Place, Boston,
                                              MA 02117

Lawrence J. Lasser                            Director, Marsh & McLennan Companies, Inc., 1221 Avenue
President, Director and Chief Executive       of the Americas, New York, NY  10020; Board of Governors
                                              and Executive Committee, Investment Company Institute,
                                              1401 H. St., N.W. Suite 1200, Washington, DC 20005; Board
                                              of Overseers, Museum of Fine Arts, 465 Huntington, Ave.,
                                              Boston, MA 02115; Trustee, Beth Israel Deaconess Medical
                                              Center, 330 Brookline Ave., Boston, MA; Member of the
                                              Council on Foreign Relations, 58 East 68th St., New York,
                                              NY 10021; Member of the Board of Directors of the United
                                              Way of Massachusetts Bay, 245 Summer St., Suite 1401,
                                              Boston, MA


                                   Part C-12

                                              02110; Trustee of the Vineyard Open Land Foundation,
                                              RFD Box 319X, Vineyard Haven, MA 02568


                                   Part C-13

Matthew J. Leighton                           Prior to August 2000, Contractor, Synergistics Tech,
Assistant Vice President                      Inc., 222 Forbes Road, Braintree, MA 02184; Prior to
                                              September 1999, Assistant Treasurer, State Street Boston
                                              Corporation, P.O. Box ;9280, Boston, MA 02209

Jesse S. Levitt                               Prior to August 2000, Financial Analyst, Columbia
Assistant Vice President                      University Investment Office, 475 Riverside Drive, Suite
                                              401 New York, NY 10115

Robert Lindenberg                             Prior to August 2000, Director, Technology, Fleet Boston
Vice President                                Financial, 100 Federal St., Boston, MA 02110.

Helen Liu                                     Prior to August 2000, Assistant Vice President and Senior
Vice President                                Quantitative Analyst, Banc of America Capital Management,
                                              100 North Broadway, St. Louis, MO 63102

Dean M. Maki                                  Prior to November 2000, Senior Economist, Federal Reserve
Vice President                                Board, 20th & C Streets, N.W., Washington, DC 20551

Shigeki Makino                                Prior to August 2000, Director of Research, Fidelity
Managing Director                             Investments, 82 Devonshire St., Boston, MA 02109

James Malone                                  Prior to September 2000, Senior Associate,
Assistant Vice President                      PricewaterhouseCoopers 160 Federal Street, Boston, MA
                                              02109

Kevin Maloney                                 Institutional Director, Financial Management Association,
Managing Director                             University of South Florida, College of Business
                                              Administration, Suite 3331, Tampa, FL 33620

Sarah Marshall                                Prior to August 1999, Associate, McKinsey & Company,
Vice President                                Inc., 55 E. 52nd St., New York, NY 10010

Jennifer L. Martanacik                        Prior to January 2001, Client Relations Manager, Thomson
Assistant Vice President                      Financial, 22 Thomson Place, Boston, MA 02210


                                   Part C-14

Erwin W. Martens                              Prior to October 1999, Global HSAP, Lehman Brothers, 3
Managing Director                             World Financial Center, New York, NY 10281

Michael A. Mata                               Prior to January 2001, Vice President, Lehman Brothers, 3
Assistant Vice President                      World Financial Center, New York, NY 10285

Yumiko Matsubara                              Prior to August 2000, Senior Consultant, Ernst & Yong
Assistant Vice President                      Global Financial Services, 223 Uchisaiwai-Cho,
                                              Chiyoda-ku, Tokyo, Japan 100-0011

Nicholas J.A. Melhuish                        Prior to August 1999, Assistant Director of Schroder
Vice President                                Investment Management, 31 Gresham St., London, England
                                              ECZV8AQ

James P. Miller                               Prior to May 2000, Managing Director, Bear Stearns & Co.,
Senior Vice President                         Inc., 245 Park Avenue, New York, NY 10067

Jeanne L. Mockard                             Trustee, The Bryn Mawr School, 109 W. Melrose Avenue,
Senior Vice President                         Baltimore, MA 21210

Brian J. Monahan                              Prior to August 2000, Global Emerging Markets Equity
Assitant aVice President                      Trader, Grantham, Mayo, Van Otterloo, and Co. LLC, 40
                                              Rowes Wharf, Boston, MA 02110

Colin Moore                                   Prior to June 2000, Chief Investment Officer, Rockefeller
Managing Director                             & Co., Inc., 30 Rockefeller Plaza, New York, NY 10112

Dirk Morris                                   Prior to October 1999, Vice President-Global Strategist,
Managing Director                             Bankers Trust, Chifley Tower, Sydney NSW 2000 Australia

Kathleen M. Moynihan                          Prior to August 1999, Attorney, Bell, Boyd & Loyd, 70 W.
Assistant Vice President                      Madison St., Chicago, IL 60602

Donald E. Mullin                              Corporate Representative and Board Member, Delta Dental
Senior Vice President                         Plan of Massachusetts, 10 Presidents Landing, P.O. Box
                                              94104, Medford, MA 02155


                                   Part C-15

Kerry E. Munsell                              Prior to January 2001, Director of Purchasing, Assistant
Assistant Vice President                      Secretary, Au Bon Pain corporation, 19 Fid Kennedy
                                              Avenue, Boston, MA 02210

Kevin F. Murphy                               Prior to December 1999, Managing Director, BankBoston
Senior Vice President                         N.A., 210 Berkeley St., Boston, MA 02116

Jonathan M. Nash                              Prior to April 2000, European Sales Manager, M.F.S.
Vice President                                International U.K. Ltd., One Angel Court, London, England
                                              EC2R 7HJ

Colin Naughton                                Prior to January 2001, Senior Analyst, Standard & Poor's,
Assistant Vice President                      24 Hartwell Ave., Lexington, MA 02421

Craig R. Oliver                               Prior to August 2000, Principal, Analyst, State Street
Vice President                                Global Advisors, Two International Place, Boston, MA 02109

Nancy O'Brien                                 Prior to September 1999, Manager Corporate Disbursements,
Assistant Vice President                      Fidelity Investments, 82 Devonshire St., Boston, MA 02129

Dennis E. O'Rourke                            Prior to March 2000, Analyst, BankBoston N.A., 210
Vice President                                Berkeley St., Boston, MA 02116

Keith Plapinger                               Chairman and Trustee, Advent School, 17 Brimmer St.,
Vice President                                Boston, MA 02108

Charles E. Porter                             Trustee, Anatolia College, 130 Bowdoin St., Suite 1201,
Executive Vice President                      Boston, MA 02108; Governor, Handel & Hayden Society,
                                              Horticulture Hall, 300 Massachusetts Ave., Boston, MA
                                              02115

Ranjit Ranjamani                              Prior to June 2000, Director of Finance and Business
Vice President                                Planning, Xenergy, Inc., 3 Burlington Woods, Burlington,
                                              MA 01803

Jakub Rehor                                   Prior to July 2000, Research Associate, Sanford C.
Assistant Vice President                      Bernstein, 767 Fifth Avenue, New York, NY 10153

Thomas V. Reilly                              Trustee, Knox College, 2 East South St.,


                                   Part C-16

Managing Director                             Galesburg, IL 61401

Richard C. Renkas                             Prior to September 2000, Manager of Engineering, Equity
Assistant Vice President                      Office Properties Trust, 2 North Riverside Plaza,
                                              Chicago, IL 60606

Brian C. Rose                                 Prior to April 2000, Equity Analyst, Loomis, Sayles & Co.
Assistant Vice President                      Lp, 1 Financial Center, Boston, MA 02111

James J. Russell                              Prior to May 2000, Senior Data Analyst, Redwood
Assistant Vice President                      Investment Systems, Inc., 76 Summer St., Boston, MA
                                              02110; Prior to May 2000, Senior Data Analyst, IDD
                                              Information Systems, 100 Fifth Avenue, Waltham, MA 02451

Jeff B. Sacknowitz                            Prior to November 1999, Investment Associate,
Vice President                                Independence Investment Associates, 53 State St., Boston,
                                              MA 02109

Robert Salvin                                 Prior to July 2000, Chief Financial Officer, Really Easy
Senior Vice President                         Internet Inc., 3925 W. Braker Lane, Austin, TX 78759;
                                              Prior to January 2000, Managing Director, BancBoston
                                              Robertson Stephens, 100 Federal St., Boston, MA 02110

Paul D. Scanlon                               Prior to October 1999, Senior Vice President, Olympus
Vice President                                Healthcare Group, 775 Trapelo Road, Waltham, MA 02452

Calvin E. Schmid                              Prior to July 2000, Vice President Human Resources
Senior Vice President                         Leadership Development, J.P. Morgan, 60 Wall St., New
                                              York, NY 10005

Justin M. Scott                               Director, DSI Proprieties (Neja) Ltd., Epping Rd.,
Managing Director                             Reydon, Essex CM19 5RD

Robert E. Secor                               Prior to December 1999, Senior Consultant, Fame
Assistant Vice President                      Information Services, 148 State Street, Boston, MA 02110

Anthony R. Sellitto, III                      Prior to September 2000, Senior Vice President, Berger
Senior Vice President                         Fund Associates, 210 University Blvd., Denver, CO 80206


                                   Part C-17

Gordon H. Silver                              Trustee, Wang Center for the Performing Arts, 270 Tremont
Managing Director                             St., Boston, MA 02116

Amy P. Skaff                                  Prior to November 2000, Consultant, Ernst & Young, 200
Assistant Vice President                      Clarendon St., Boston, MA 02135

Luke A. Smith                                 Prior to December 1999, Quantitative Systems Analyst,
Assistant Vice President                      Colonial Management, One Financial Center, Boston, MA
                                              02111

Karan S. Sodhi                                Prior to November 2000, Research Analyst, Stephens, Inc.,
Vice President                                175 Federal St., Boston, MA 02110

Juan Carlos Sosa                              Prior to September 2000, Analyst, State Street Research &
Vice President                                Management, One Financial Center, Boston, MA 02111

Eric H. Sorensen                              Prior to August 2000, Managing Director, Global Head of
Managing Director                             Quantitative Research, Salomon Smith Barney, 7 World
                                              Trade Center, New York, NY 10048

Steven Spiegel                                Director, Ultra Diamond and Gold Outlet, 29 East Madison
Senior Managing Director                      St., Suite 1800, Chicago, IL 60602; Director, FACES New
                                              York University Medical Center, 550 First Avenue, New
                                              York, NY 10016; Trustee, Babson College, One College
                                              Drive, Wellesley, MA 02157

David R. Thompson                             Prior to August 2000, Senior Equity Analyst, Liberty
Vice President                                Funds Group, One Financial Center, Boston, MA 02111

Stephen W. Vandermark                         Prior to March 2000, Vice President, Quantitative
Senior Vice President                         Analytics, Lehman Brothers, 3 World Financial Center, New
                                              York, NY 10285

John Varanelli                                Prior to July 2000, Senior Vice President, US Trust Bank,
Vice President                                40 Court Street, Boston, MA 02108

Susan Wall                                    Prior to July 2000, Program Manager, Liberty Mutual
Assistant Vice President                      Group, 25 Borthwick Ave., Portsmouth, NH 03801


                                   Part C-18

Richard B. Weed                               Prior to December 2000, Senior Portfolio Manager, State
Senior Vice President                         Street Global Advisors, 2 International Place, Boston, MA
                                              02110

Beth K. Werths                                Prior to October 2000, Vice President and Assistant
Assistant Vice President                      Secretary, First Union Corp./Evergreen Funds, 200
                                              Berkeley St., Boston, MA 02116

James C. Wiess                                Prior to April 2000, Portfolio Manager, J.P. Morgan, 60
Senior Vice President                         Wall St., New York, NY 10005

Eric Wetlaufer                                President and Member of Board of Directors, The Boston
Managing Director                             Security Analysts Society, Inc., 100 Boylston St., Suite
                                              1050, Boston, MA 02110

Edward F. Whalen                              Member of the Board of Directors, Hockomock Area YMCA,
Senior Vice President                         300 Elmwood St., North Attleboro, MA 02760

Kelly A. Woolbert                             Prior to November 1999, Investment Analyst, MetLife
Vice President                                Investment Services, 99 High Street, Boston, MA 02110

Richard P. Wyke                               Director, Salem YMCA, One Sewall St., Salem, MA 01970
Senior Vice President

Frederick M. Wynn, Jr.,                       Prior to June 2000, Senior Equity Analyst, Berger Fund
Vice President                                Associates, 210 University Blvd., Denver, CO 80206

Alex Zinny                                    Prior to June 2000, Proprietary Trader, Leerink Swann,
Assistant Vice President                      One Financial Center, Boston, MA 02111


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management, LLC; Registrant's principal underwriter, Putnam Retail Management Limited Partnership; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian


                                   Part C-19
and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

1. The undersigned Registrant agrees to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceed as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       Not applicable.

5.       The Registrant undertakes that:

         a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

         b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                   Part C-20

                                     NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Municipal Bond Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.


                                   Part C-21

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 23rd day of August, 2001.

                                              PUTNAM MUNICIPAL BOND FUND


                                              By:  /s/ Gordon H. Silver
                                                   Gordon H. Silver
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                           TITLE

John A. Hill                             Chairman of the Board; Trustee


George Putnam, III                       President; Principal Executive Officer;
                                         Trustee


Charles E. Porter                        Principal Financial Officer;
                                         Executive Vice President; Treasurer


Michael T. Healy                         Principal Accounting Officer;
                                         Assistant Treasurer


Jameson A. Baxter                        Trustee


Charles B. Curtis                        Trustee


Ronald J. Jackson                        Trustee


                                   Part C-22

Paul L. Joskow                           Trustee


Elizabeth T. Kennan                      Trustee


Lawrence J.  Lasser                      Trustee


John H. Mullin, III                      Trustee


Robert E. Patterson                      Trustee


A. J. C. Smith                           Trustee


W. Thomas Stephens                       Trustee


W. Nicholas Thorndike                    Trustee



                                                     By:   /s/ Gordon H. Silver
                                                           Gordon H. Silver, as
                                                           Attorney-in-Fact
                                                           August 23, 2001


                                   Part C-23

                                  EXHIBIT INDEX

ITEM 24  EXHIBIT

2.a.     Amended and Restated Agreement and Declaration of Trust - Exhibit 1.

2.d1 Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights - Exhibit 2.

2.e      Dividend Reinvestment Plan - Exhibit 3.

2.n1 Consent of PricewaterhouseCoopers LLP Independent Accounts to Putnam Municipal Bond Fund - Exhibit 4.

2.n2 Report of PricewaterhouseCoopers LLP Independent Accounts to Putnam Municipal Bond Fund on Supplemental Schedule - Exhibit 5.

2.s      Power of Attorney - Exhibit 6.


                                   Part C-24